    As filed with the Securities and Exchange Commission on October 30, 1997

                                                 Securities Act File No. 2-91302
                                        Investment Company Act File No. 811-4031
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM N-1A

           Registration Statement Under The Securities Act Of 1933          /x/

                       Pre-Effective Amendment No. ___                      / /

                       Post-Effective Amendment No. 20                      /x/

                                     and/or

       Registration Statement Under The Investment Company Act Of 1940      /x/

                              Amendment No. 20                              /x/
                        (Check appropriate box or boxes)

                 Pilgrim Government Securities Income Fund, Inc.
                 (Exact Name of Registrant Specified in Charter)

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 334-3444

                             James M. Hennessy, Esq.
                           Pilgrim America Group, Inc.
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                     (Name and Address of Agent for Service)

                            ------------------------

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, N.W.
                             Washington, D.C. 20005

     It is proposed that this filing will become effective (check appropriate box):

/ / Immediately upon filing pursuant     /x/  on November 1, 1997 pursuant to
    to paragraph (b)                          paragraph (b)
/ / 60 days after filing pursuant        / /  on (date) pursuant to paragraph
    to paragraph (a)(1)                       (a)(1)
/ / 75 days after filing pursuant        / /  on (date) pursuant to paragraph
    to paragraph (a)(2)                       (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1997 on August 29, 1997.

================================================================================

                     PILGRIM AMERICA INVESTMENT FUNDS, INC.
                              CROSS REFERENCE SHEET

N-1A Item                                                                       Location in Prospectus
---------                                                                       -------------------------
                                                                                       (Caption)
Part A
------
Item 1.      Cover Page.........................................................Cover Page
Item 2.      Synopsis...........................................................The Funds  at a Glance; Summary of
                                                                                   Expenses
Item 3.      Condensed Financial Information....................................Financial Highlights
Item 4.      General Description of Registrant..................................The Fund's Investment Objective
                                                                                   and Policies; Investment
                                                                                   Practices and Risk
                                                                                   Considerations
Item 5.      Management of the Registrant.......................................Management of the Funds
Item 5A.     Management's Discussion of Fund Performance........................*
Item 6.      Capital Stock and Other Securities.................................Dividends, Distributions & Taxes;
                                                                                   Additional Information
Item 7.      Purchase of Securities Being Offered...............................Shareholder Guide - Pilgrim
                                                                                   America Purchase Options;
                                                                                   Shareholder Guide - Purchasing
                                                                                   Shares
Item 8.      Redemption or Repurchase...........................................How to Redeem Shares
Item 9.      Pending Legal Proceedings..........................................Not Applicable

                                                                                Location in Statement of
Part B                                                                           Additional Information
------                                                                          -------------------------
                                                                                         (Caption)

Item 10.     Cover Page.........................................................Cover Page
Item 11.     Table of Contents..................................................Table of Contents
Item 12.     General Information and History....................................Pilgrim America; General
                                                                                   Information
Item 13.     Investment Objectives and Policies.................................Investment Objectives and
                                                                                   Policies; Investment
                                                                                   Restrictions
Item 14.     Management of the Fund.............................................Directors and Officers; Management
                                                                                   of the Fund
Item 15.     Control Persons and Principal Holders of Securities................Directors and Officers; General
                                                                                   Information
Item 16.     Investment Advisory and Other Services.............................Investment Management
Item 17.     Brokerage Allocation and Other Practices...........................Execution of Portfolio Transactions
Item 18.     Capital Stock and Other Securities.................................Distributions; General Information

Item 19.     Purchase, Redemption and Pricing of
                  Securities Being Offered......................................Determination of Share Price;
                                                                                   Shareholder Services and
                                                                                   Privileges; Additional
                                                                                   Purchase and Redemption
                                                                                   Information
Item 20.     Tax Status.........................................................Tax Considerations
Item 21.     Underwriters.......................................................Distributor
Item 22.     Calculation of Performance Data....................................Performance Information
Item 23.      Financial Statements..............................................Financial Statements

----------
*   Contained in the Annual Report of the Registrant

Prospectus
                                                     Elite Series
LOGO                                         Pilgrim America MagnaCap Fund
                                            Pilgrim America High Yield Fund
                                       Pilgrim Government Securities Income Fund

          40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004
                                 (800) 331-1080

The Pilgrim America Funds are a family of diversified, open-end and closed-end management investment companies. This Prospectus describes three of the open-end investment company portfolios, also known as mutual funds (the Funds), each of which has its own investment objectives and policies. These three portfolios are referred to as the Elite Series.

                            ------------------------

                                   THE FUNDS

   PILGRIM AMERICA MAGNACAP FUND (MagnaCap Fund) seeks growth of capital, with dividend income as a secondary consideration. In making investments, the Fund also will consider preservation of capital. The Fund seeks to achieve its objectives by investing in common stocks of companies that the investment manager, Pilgrim America Investments, Inc. (Investment Manager), determines are of high quality based upon the selection criteria under its rising dividends standards.

   PILGRIM AMERICA HIGH YIELD FUND (High Yield Fund) seeks high current income as its primary objective. As a secondary objective, the Fund also seeks capital appreciation and, in making any investment decision, will consider the preservation of capital. The Fund seeks to achieve its objectives by investing at least 65% of its assets in higher yielding debt securities, preferred stocks and convertible securities.

   PILGRIM GOVERNMENT SECURITIES INCOME FUND (Government Securities Income
   Fund) seeks high current income, consistent with liquidity and preservation of capital. The Fund seeks to achieve its objective by investing at least 70% of its assets in securities issued or guaranteed by the U.S. Government, or certain of its agencies and instrumentalities.
                            ------------------------
Each Fund offers three classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim America Purchase OptionsTM permit you to choose the method of purchasing shares that best suits your investment strategy.

This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about each Fund, dated November 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). This Statement is available free upon request by calling Pilgrim America Group, Inc. (Shareholder Servicing Agent) at (800) 331-1080.


INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING RISK OF LOSS OF PRINCIPAL. THE FUNDS' SHARES ARE NOT OBLIGATIONS, DEPOSITS, OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUNDS' SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MOREOVER, THE HIGHER YIELDING SECURITIES IN WHICH HIGH YIELD FUND WILL INVEST ARE ORDINARILY IN THE LOWER RATING CATEGORIES OF RECOGNIZED RATING AGENCIES OR EQUIVALENT UNRATED SECURITIES, AND ARE COMMONLY KNOWN AS 'JUNK BONDS.' INVESTMENT IN THIS FUND MAY INVOLVE A HIGHER DEGREE OF RISK THAN A FUND THAT INVESTS IN INVESTMENT GRADE SECURITIES. INVESTORS SHOULD ONLY INVEST IN THIS FUND THAT PORTION OF THEIR ASSETS THAT THEY WISH TO COMMIT TO A PORTFOLIO THAT MAY BE ACCOMPANIED BY A HIGH DEGREE OF RISK.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                The date of this Prospectus is November 1, 1997

                             THE FUNDS AT A GLANCE*

          FUND                               OBJECTIVES AND POLICIES                             STRATEGY
------------------------------------------------------------------------------------------------------------------------------
  MAGNACAP FUND                      Long term growth of capital with income as a   The Investment Manager generally selects
                                     secondary consideration.                       companies that meet the 'Rising
                                     Invests in equity securities that are          Dividends' criteria: consistent dividend
                                     determined to be of high quality by the        increases; substantial dividend
                                     Investment Manager based upon certain          increases; reinvested substantial
                                     selection criteria.                            earnings; strong balance sheets; and
                                     Normally fully invested.                       attractive prices.

                                                                                    Principal risk factors: exposure to
                                                                                    financial and market risks that accompany
                                                                                    an investment in equities. You can expect
                                                                                    fluctuation in the value of the Fund's
                                                                                    portfolio securities and the Fund's
                                                                                    shares.*

  HIGH YIELD FUND                    High level of current income with capital      The Investment Manager selects
                                     appreciation as a secondary objective.         high-yielding fixed income securities
                                     Invests at least 65% of its assets in a        that do not, in its opinion, involve
                                     diversified portfolio of high-yielding debt    undue risk relative to the securities'
                                     securities commonly referred to as 'junk       return characteristics.
                                     bonds.' May also invest up to 35% of its       Principal risk factors: exposure to
                                     total assets in other types of fixed income    financial, market and interest rate risks
                                     securities, preferred and common stocks,       and greater credit risks than with
                                     warrants and other securities.                 higher-rated bonds. You can normally
                                     Normally fully invested.                       expect greater fluctuation in the value
                                                                                    of the Fund's shares than for the
                                                                                    Government Securities Income Fund,
                                                                                    particularly in response to economic
                                                                                    downturns.*

  GOVERNMENT SECURITIES INCOME FUND  High level of current income consistent with   The Investment Manager analyzes various
                                     liquidity and preservation of capital.         U.S. Government securities and selects
                                     Normally invests at least 70% of its assets    those offering the highest yield
                                     in securities issued or guaranteed by the      consistent with maintaining liquidity and
                                     U.S. Government, or certain of its agencies    preserving capital.
                                     and instrumentalities. The Fund does not       Principal risk factors: exposure to
                                     invest in highly leveraging derivatives, such  financial and interest rate risks, and
                                     as swaps, interest-only or principal-only      prepayment risk on mortgage related
                                     stripped mortgage-backed securities or         securities. You can normally expect
                                     interest rate futures contracts.               fluctuation in the value of the Fund's
                                     Normally fully invested.                       shares in response to changes in interest
                                                                                    rates, and relatively little fluctuation
                                                                                    in the absence of such changes.*

  Pilgrim America Investments, Inc. (the Investment Manager) serves as investment manager to each Fund.
  Pilgrim America Investments, Inc. manages and administers approximately $2.6 billion in assets for the

     Pilgrim America Funds and private accounts.

  * This summary description should be read in conjunction with the more complete description of each Fund's investment objectives and policies and the Investment Manager elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of each Fund, refer to the 'Shareholder Guide' below. For information regarding the risk factors of each Fund, refer to 'Investment Practices and Risk Considerations' below.

                              SUMMARY OF EXPENSES

Shares of the Funds are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). You may select from three separate classes of shares:
Class A, Class B and Class M.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                     CLASS A      CLASS B     CLASS M
                                                                     --------    ---------   ---------
Maximum initial sales charge imposed on purchases of MagnaCap Fund
  (as a percentage of offering price).............................   5.75%(1)      None      3.50%(1)
Maximum initial sales charge imposed on purchases of High Yield
  Fund and Government Securities Income Fund (as a percentage of
  offering price).................................................   4.75%(1)      None      3.25%(1)
Maximum contingent deferred sales charge (CDSC) on each fund (at the lower of original purchase price or the redemption
  proceeds).......................................................   None (2)    5.00%(3)      None

The Funds have no redemption fees, exchange fees or sales charges on reinvested dividends.
------------------------
(1) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative' and 'Class M Shares: Lower Initial Sales Charge Alternative.'
(2) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.'
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

The percentages shown below reflect the Annual Operating Expenses incurred by the Class A, B and M shares of each Fund for the fiscal year ended June 30, 1997. The Annual Operating Expenses for certain Funds are subject to waivers which are described in the footnotes following the table.

       ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                     TOTAL FUND
                              MANAGEMENT    DISTRIBUTION          OTHER              OPERATING
MAGNACAP FUND                    FEES          FEES(1)           EXPENSES             EXPENSES
---------------------------   -----------   -------------   ------------------   ------------------
Class A....................      0.76%          0.30%             0.40%                1.46%

Class B....................      0.76%          1.00%             0.40%                2.16%
Class M....................      0.76%          0.75%             0.40%                1.91%


                                                                                     TOTAL FUND
                                                                  OTHER              OPERATING
                                                                 EXPENSES             EXPENSES
                              MANAGEMENT    DISTRIBUTION      (AFTER EXPENSE       (AFTER EXPENSE
HIGH YIELD FUND                 FEES(2)        FEES(1)      REIMBURSEMENT)(2)    REIMBURSEMENT)(2)
---------------------------   -----------   -------------   ------------------   ------------------
Class A....................      0.69%          0.25%             0.06%                1.00%
Class B....................      0.69%          1.00%             0.06%                1.75%
Class M....................      0.69%          0.75%             0.06%                1.50%


                                                                                     TOTAL FUND
                                                                  OTHER              OPERATING
                                                                 EXPENSES             EXPENSES
GOVERNMENT SECURITIES         MANAGEMENT    DISTRIBUTION      (AFTER EXPENSE       (AFTER EXPENSE
  INCOME FUND                   FEES(3)      FEES(1)(3)     REIMBURSEMENT)(3)    REIMBURSEMENT)(3)
---------------------------   -----------   -------------   ------------------   ------------------
Class A....................      0.50%          0.25%             0.67%                1.42%
Class B....................      0.50%          1.00%             0.67%                2.17%
Class M....................      0.50%          0.75%             0.67%                1.92%

------------------
(1) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).

(2) High Yield Fund pays the Investment Manager a fee at an annual rate of 0.75% of the average daily net assets of the Fund on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and to reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M shares. This expense limitation will apply until June 30, 1998. Without such waiver, the annualized total fund operating expenses for the fiscal year ended June 30, 1997 would have been 1.42% for Class A, 2.17% for Class B, and 1.92% for Class M.

(3) The Investment Manager has agreed to reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of the

    Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. For the fiscal year ended June 30, 1997, there was no reimbursement of expenses.

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in a Fund. For more complete descriptions of the various costs and expenses, please refer to 'Shareholder Guide' and 'Management of the Funds.'

                                    EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (i) reinvestment of all dividends and distributions, (ii) 5% annual return and (iii) redemption at the end of the period (unless otherwise noted):

                                                                                              GOVERNMENT SECURITIES
                                MAGNACAP FUND                   HIGH YIELD FUND                    INCOME FUND
                         ----------------------------    -----------------------------    -----------------------------
                          1       3       5      10        1       3       5      10        1       3       5      10
                         YEAR   YEARS   YEARS   YEARS    YEAR    YEARS   YEARS   YEARS    YEAR    YEARS   YEARS   YEARS
                         ----   -----   -----   -----    -----   -----   -----   -----    -----   -----   -----   -----
Class A...............   $ 72   $ 101   $ 133   $ 222     $57     $78    $ 100   $ 164     $61    $  90   $ 121   $ 210
Class B...............     72      98     136     232*     68      85      115     186*     72       98     136     231*
Class B (assuming no
  redemption).........     22      68     116     232*     18      55       95     186*     22       68     116     231*
Class M...............     54      93     135     250      47      78      112     206      51       91     133     250

Use of the assumed 5% return is required by the Securities and Exchange Commission. The example is not an illustration of past or future investment results. This example should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown.
------------------
* The ten year calculations for Class B shares assume conversions of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following tables present condensed financial information about each Fund. The tables present historical information based upon a share outstanding through each Fund's fiscal year. This information has been derived from the financial statements that are in the Annual Report dated as of June 30, 1997 for MagnaCap Fund, High Yield Fund, and Government Securities Income Fund. For the fiscal year ended June 30, 1997, the periods ended June 30, 1996 and 1995 for MagnaCap Fund and Government Securities Income Fund and for the fiscal years ended June 30, 1997 and 1996 and the eight-month period ended June 30, 1995 for High Yield Fund, the information in the tables below has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to July 1, 1994, for MagnaCap Fund and Government Securities Income Fund, and all periods ending prior to November 1, 1994, for High Yield Fund, the financial information was audited by another independent auditor. Information for High Yield Fund for the fiscal years ended October 31, 1986 through October 31, 1989 was not included in such Fund's 1994 financial statements. Further information about each Fund's performance is contained in that Fund's Annual Report, which may be obtained without charge.

                                 MAGNACAP FUND

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                     --------------------------------------------------------------------------------------------
                                       1997        1996      1995(B)       1994        1993        1992        1991        1990
                                     --------    --------    --------    --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................  $  16.69    $  14.03    $  12.36    $  12.05    $  11.98    $  10.93    $  10.74    $  10.52
                                     --------    --------    --------    --------    --------    --------    --------    --------

Income from investment operations:
 Net investment income.............      0.10        0.09        0.12        0.15        0.14        0.13        0.20        0.15
 Net realized and unrealized gain
   (loss) on investments...........      4.16        2.87        2.29        0.89        0.82        1.16        0.33        1.24
                                     --------    --------    --------    --------    --------    --------    --------    --------
   Total from investment
     operations....................      4.26        2.96        2.41        1.04        0.96        1.29        0.53        1.39
                                     --------    --------    --------    --------    --------    --------    --------    --------
Less distributions from:
 Net investment income.............      0.10        0.06        0.14        0.14        0.12        0.24        0.16        0.17
 Distributions in excess of net
   investment income...............      0.02          --          --          --          --          --          --          --
 Realized gains on investments.....      4.16        0.24        0.60        0.59        0.77          --        0.18        1.00
 Distributions in excess of net
   realized gains..................      0.75          --          --          --          --          --          --          --
                                     --------    --------    --------    --------    --------    --------    --------    --------
   Total distributions.............      5.03        0.30        0.74        0.73        0.89        0.24        0.34        1.17

                                     --------    --------    --------    --------    --------    --------    --------    --------
Net asset value, end of period.....  $  15.92    $  16.69    $  14.03    $  12.36    $  12.05    $  11.98    $  10.93    $  10.74
                                     --------    --------    --------    --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------    --------    --------    --------
TOTAL RETURN(C)....................     30.82%      21.31%      20.61%       9.13%       8.21%      11.93%       5.21%      13.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in
 thousands)........................  $290,355    $235,393    $211,330    $190,435    $197,250    $196,861    $199,892    $224,059
Ratios to average net assets:
 Expenses..........................      1.46%       1.68%       1.59%       1.53%       1.53%       1.60%       1.50%       1.50%
 Net investment income.............      0.64%       0.54%       0.98%       1.16%       1.09%       1.20%       2.00%       1.40%
Portfolio turnover rate............        77%         15%          6%          7%         36%         49%        182%         12%
Average commission rate paid.......  $ 0.0686          --          --          --          --          --          --          --

                                           CLASS A                 CLASS B                   CLASS M
                                     -------------------     ---------------------     ---------------------
                                            YEAR              YEAR       JULY 17,       YEAR       JULY 17,
                                            ENDED             ENDED     1995(A) TO      ENDED     1995(A) TO
                                           JUNE 30,          JUNE 30,    JUNE 30,      JUNE 30,    JUNE 30,
                                       1989        1988        1997        1996          1997        1996
                                     --------    --------    --------   ----------     --------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................  $   9.12    $  11.56    $  16.59    $  14.22      $  16.63    $  14.22
                                     --------    --------    --------   ----------     --------   ----------
Income from investment operations:
 Net investment income.............      0.17        0.15          --        0.06          0.02        0.08
 Net realized and unrealized gain
   (loss) on investments...........      1.39       (0.74)       4.13        2.61          4.16        2.63
                                     --------    --------    --------   ----------     --------   ----------
   Total from investment
     operations....................      1.56       (0.59)       4.13        2.67          4.18        2.71
                                     --------    --------    --------   ----------     --------   ----------
Less distributions from:
 Net investment income.............      0.16        0.12          --        0.06          0.02        0.06
 Distributions in excess of net
   investment income...............        --          --          --          --          0.01          --
 Realized gains on investments.....        --        1.73        4.13        0.24          4.16        0.24
 Distributions in excess of net
   realized gains..................        --          --        0.78          --          0.75          --
                                     --------    --------    --------   ----------     --------   ----------
   Total distributions.............      0.16        1.85        4.91        0.30          4.94        0.30
                                     --------    --------    --------   ----------     --------   ----------
Net asset value, end of period.....  $  10.52    $   9.12    $  15.81    $  16.59      $  15.87    $  16.63
                                     --------    --------    --------   ----------     --------   ----------
                                     --------    --------    --------   ----------     --------   ----------
TOTAL RETURN(C)....................     17.32%      (6.64)%     29.92%      18.98%        30.26%      19.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $204,552    $211,064    $ 37,427    $ 10,509      $  6,748    $  1,961

Ratios to average net assets:
 Expenses..........................      1.60%       1.50%       2.16%       2.38%(d)      1.91%       2.13%(d)
 Net investment income.............      1.80%       1.60%      (0.04%)      0.07%(d)      0.22%       0.32%(d)
Portfolio turnover rate............       129%        206%         77%         15%           77%         15%
Average commission rate paid.......        --          --    $ 0.0686          --      $ 0.0686          --

------------------

(a) Commencement of offering of shares.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(d) Annualized.

                                HIGH YIELD FUND

                                                                               CLASS A
                                     -------------------------------------------------------------------------------------------
                                                                                   EIGHT MONTHS
                                                YEAR ENDED JUNE 30,                   ENDED            YEAR ENDED OCTOBER 31,
                                               ---------------------                 JUNE 30,        ---------------------------
                                            1997                  1996              1995(B)(C)        1994      1993      1992
                                     -------------------   -------------------     ------------      -------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................        $  6.36               $  6.15             $   5.95        $  6.47   $  5.77   $  5.70
                                           -------               -------           ------------      -------   -------   -------
Income (loss) from investment
 operations:
 Net investment income.............           0.61                  0.59                 0.35           0.54      0.53      0.63
 Net realized and unrealized gain
   (loss) on investments...........           0.43                  0.16                 0.21          (0.51)     0.70      0.07
                                           -------               -------           ------------      -------   -------   -------
   Total from investment
     operations....................           1.04                  0.75                 0.56           0.03      1.23      0.70
                                           -------               -------           ------------      -------   -------   -------
Less distributions from:
 Net investment income.............           0.60                  0.54                 0.36           0.55      0.53      0.63
 Realized gains on investments.....             --                    --                   --             --        --        --
                                           -------               -------           ------------      -------   -------   -------
   Total distributions.............           0.60                  0.54                 0.36           0.55      0.53      0.63
                                           -------               -------           ------------      -------   -------   -------
Net asset value, end of period.....        $  6.80               $  6.36             $   6.15        $  5.95   $  6.47   $  5.77
                                           -------               -------           ------------      -------   -------   -------
                                           -------               -------           ------------      -------   -------   -------
TOTAL RETURN(D)....................          17.14%                12.72%                9.77%          0.47%    22.12%    12.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)....................        $35,940               $18,691             $ 15,950        $16,046   $18,797   $17,034
Ratios to average net assets:
 Expenses..........................           1.00%(e)              1.00%(f)             2.25%(g)(h)    2.00%(h)    2.02%    2.03%
 Net investment income.............           9.54%(e)              9.46%(f)             8.84%(g)(h)    8.73%(h)    8.36%   10.93%
Portfolio turnover rate............            394%                  339%                 166%           192%      116%      193%

                                                      CLASS A                        CLASS B                    CLASS M
                                     -------------------------------------   -------------------------   -----------------------
                                                                                             JULY 17,                  JULY 17,
                                             YEAR ENDED OCTOBER 31,          YEAR ENDED     1995(A) TO   YEAR ENDED   1995(A) TO
                                     -------------------------------------    JUNE 30,       JUNE 30,     JUNE 30,     JUNE 30,
                                      1991      1990      1989      1988        1997           1996         1997         1996
                                     -------   -------   -------   -------   ----------     ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of

 period............................  $  5.03   $  6.46   $  7.29   $  7.25    $   6.36        $ 6.20       $ 6.36       $ 6.20
                                      -------   -------   -------   -------   ----------     ----------   ----------   ----------

Income (loss) from investment
 operations:
 Net investment income.............     0.66      0.82      0.88      0.89        0.57          0.48         0.58         0.50

 Net realized and unrealized gain
   (loss) on investments...........     0.74     (1.40)    (0.80)     0.03        0.41          0.14         0.41         0.14
                                     -------   -------   -------   -------   ----------     ----------   ----------   ----------

   Total from investment
     operations....................     1.40     (0.58)     0.08      0.92        0.98          0.62         0.99         0.64
                                     -------   -------   -------   -------   ----------     ----------   ----------   ----------

Less distributions from:
 Net investment income.............     0.68      0.85      0.91      0.88        0.56          0.46         0.57         0.48

 Realized gains on investments.....     0.05        --        --        --          --            --           --           --
                                     -------   -------   -------   -------   ----------     ----------   ----------   ----------

   Total distributions.............     0.73      0.85      0.91      0.88        0.56          0.46         0.57         0.48
                                     -------   -------   -------   -------   ----------     ----------   ----------   ----------

Net asset value, end of period.....  $  5.70   $  5.03   $  6.46   $  7.29    $   6.78        $ 6.36       $ 6.78       $ 6.36
                                     -------   -------   -------   -------   ----------     ----------   ----------   ----------
                                     -------   -------   -------   -------   ----------     ----------   ----------   ----------

TOTAL RETURN(D)....................    30.00%   (10.08)%    0.94%    13.54%      16.04%        10.37%       16.29%       10.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)....................  $23,820   $21,598   $31,356   $41,910    $ 40,225        $2,374       $8,848       $1,243

Ratios to average net assets:
 Expenses..........................     1.89%     1.75%     1.79%     1.46%       1.75%(e)    1.75%(f)(g)  1.50%(e)     1.50%(f)(g)
 Net investment income.............    12.40%    14.11%    12.61%    12.20%       8.64%(e)    9.02%(f)(g)  8.93%(e)     9.41%(f)(g)
Portfolio turnover rate............      173%      183%      210%       80%        394%        339%         394%         339%

------------------
(a) Commencement of offering of shares.

(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(c) Effective November 1, 1994, High Yield Fund changed its year end to June 30.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.


(e) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.

(f) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of expenses to average net assets was 2.19%, 2.94% and 2.69% for Class A, B and M shares, respectively. Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of net investment income to average net assets was 8.27%, 8.05% and 8.51% for Class A, B and M shares, respectively.

(g) Annualized.

(h) Prior to the waiver of expenses, the annualized ratio of expenses to average net assets was 2.35% in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the annualized ratio of net investment income to average net assets was 8.74% in 1995 and 8.66% in 1994 for Class A shares.

                       GOVERNMENT SECURITIES INCOME FUND*

                                                                         CLASS A
                               --------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                               --------------------------------------------------------------------------------------------
                                1997      1996     1995(B)      1994     1993(C)    1992       1991       1990       1989
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period...................... $ 12.59   $ 12.97   $ 12.73     $ 13.96   $ 13.76   $ 13.76   $  13.79   $  14.23   $  14.23
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
Income (loss) from investment
  operations:
  Net investment income.......    0.69      0.75      0.84        0.84      1.13      1.19       1.25       1.25       1.31
  Net realized and unrealized
    gain (loss) on
    investments...............    0.20     (0.32)     0.24       (1.17)     0.18        --      (0.03)     (0.38)      0.02
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
    Total from investment
      operations..............    0.89      0.43      1.08       (0.33)     1.31      1.19       1.22       0.87       1.33
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
Less distributions from:
  Net investment income.......    0.69      0.75      0.84        0.90      1.11      1.19       1.25       1.31       1.33
  Distributions in excess of
    net investment income.....    0.04        --        --          --        --        --         --         --         --
  Tax return of capital.......    0.04      0.06        --          --        --        --         --         --         --
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
    Total distributions.......    0.77      0.81      0.84        0.90      1.11      1.19       1.25       1.31       1.33
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
Net asset value, end of
  period...................... $ 12.71   $ 12.59   $ 12.97     $ 12.73   $ 13.96   $ 13.76   $  13.76   $  13.79   $  14.23
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
                               -------   -------   -------     -------   -------   -------   --------   --------   --------
TOTAL RETURN(D)...............    7.33%     3.34%     8.96%      (2.50)%    9.82%     8.98%      9.27%      6.51%     10.10%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (thousands)............... $29,900   $38,753   $43,631     $61,100   $87,301   $96,390   $110,674   $122,212   $144,769
Ratios to average net assets:
  Expenses....................    1.42%    1.51%(e)    1.40%(g)   1.21%     1.12%     1.10%      1.14%      1.14%      1.06%
  Net investment income.......    5.78%    5.64%(e)    6.37%(g)   6.44%     8.06%     8.59%      9.09%      9.02%      9.45%
Portfolio turnover rate.......     172%      170%      299%       402%       466%      823%       429%       448%       537%

                                CLASS A            CLASS B                    CLASS M
                                --------  -------------------------  -------------------------
                                  YEAR        YEAR        JULY 17,       YEAR        JULY 17,
                                  ENDED       ENDED      1995(A) TO      ENDED      1995(A) TO
                                JUNE 30,    JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                  1988        1997          1996         1997          1996

                                --------  -------------  ----------  -------------  ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period......................  $  14.51     $ 12.59       $12.95       $ 12.59       $12.95
                                --------  -------------  ----------  -------------  ----------
Income (loss) from investment
  operations:
  Net investment income.......      1.34        0.67         0.66          0.70         0.68
  Net realized and unrealized
    gain (loss) on
    investments...............     (0.25)       0.11        (0.37)         0.14        (0.36)
                                --------  -------------  ----------  -------------  ----------
    Total from investment
      operations..............      1.09        0.78         0.29          0.84         0.32
                                --------  -------------  ----------  -------------  ----------
Less distributions from:
  Net investment income.......      1.37        0.67         0.65          0.70         0.68
  Distributions in excess of
    net investment income.....        --        0.02           --            --           --
  Tax return of capital.......        --          --           --          0.01           --
                                --------  -------------  ----------  -------------  ----------
    Total distributions.......      1.37        0.69         0.65          0.71         0.68
                                --------  -------------  ----------  -------------  ----------
Net asset value, end of
  period......................  $  14.23     $ 12.68       $12.59       $ 12.72       $12.59
                                --------  -------------  ----------  -------------  ----------
                                --------  -------------  ----------  -------------  ----------
TOTAL RETURN(D)...............      8.00%       6.38%        2.25%         6.88%        2.52%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (thousands)...............  $183,979     $ 1,534       $   73       $    61       $   24
Ratios to average net assets:
  Expenses....................      0.98%       2.17%        2.26%(e)(f)       1.92%     2.01%(e)(f)
  Net investment income.......      9.50%       4.92%        4.98%(e)(f)       5.25%     5.73%(e)(f)
Portfolio turnover rate.......       360%        172%         170%              172%      170%

------------------
(a) Commencement of offering of shares.
(b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(c) During this period, average daily borrowings were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992 until April 4, 1995, when shareholders approved a change in the Fund's investment policies.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of expenses to average net assets was 1.57%, 2.41% and 2.16% for Class A, B and M shares, respectively. Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the annualized ratio of net investment income to average net assets was 5.74%, 4.83% and 5.58% for Class A, B and M shares, respectively.
(f) Annualized.
(g) Prior to the waiver of expenses the ratio of expenses to average net assets was 1.54% and the ratio of net investment income to average net assets was 6.23% for Class A shares.

* Prior to April 4, 1995, the Fund had an investment policy of normally investing at least 70% of its assets in Government National Mortgage Association (GNMA) certificates. Effective April 4, 1995, the Fund's policy changed to normally investing at least 70% of its assets in securities issued or guaranteed by the U.S. Government, or certain of its agencies and instrumentalities.

                 THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

MAGNACAP FUND. This Fund's objective is growth of capital, with dividend income as a secondary consideration. In selecting investments for the Fund, preservation of capital is also an important consideration. The Fund normally seeks to achieve its objectives by investing in equity securities issued by companies that the Investment Manager determines are of high quality based upon selection criteria described below. These companies tend to be leaders in their respective industries and command a high market share. The equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, rights or warrants to subscribe for or purchase common stocks, repurchase agreements and foreign securities (including American Depository Receipts (ADRs)). Traditionally, the Fund has invested exclusively in common stocks and cash equivalents and it is anticipated that the Fund normally will be invested as fully as practicable in equity securities in accordance with its investment policies. Assets of the Fund not invested in equity securities may be invested in high-quality debt securities, as described in 'Investment Techniques--Temporary Defensive and Other Short-Term Positions.' In a period that the Investment Manager believes presents weakness in the stock market or in economic conditions, the Fund may establish a defensive position to attempt to preserve capital and increase its investment in these instruments.

MagnaCap Fund is managed in accordance with the Rising Dividends Philosophy that the Investment Manager has employed in evaluating companies for the Fund since 1979. The Investment Manager generally requires that portfolio companies meet the following criteria:

1. CONSISTENT DIVIDEND INCREASES. A company must have increased its dividend at least eight out of the last ten years with no year showing a decrease.

2. SUBSTANTIAL DIVIDEND INCREASES. A company must have increased its dividend at least 100% over the past ten years.

3. REINVESTED EARNINGS. Dividend payout must be less than 65% of current earnings.

4. STRONG BALANCE SHEET. Long-term debt should be no more than 25% of total capitalization.

5. ATTRACTIVE PRICE. The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years.

While the Investment Manager also considers other factors in selecting investments for the Fund, it believes that companies with a pattern of rising dividends will help the Fund attain its principal objective of growth of capital. Historically, regulated utility companies generally have met the Fund's investment philosophy and the Fund has invested in utility companies with long-term debt in excess of 25% of total capitalization. MagnaCap Fund may not invest more than 5% of its total assets in the securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and it may not invest in any restricted securities.

HIGH YIELD FUND.  This Fund's primary investment objective is to seek a high level of current income and its secondary objective is capital appreciation, with preservation of capital as a consideration. The Fund normally seeks to achieve its objectives by investing at least 65% of its assets in a diversified portfolio of higher yielding debt securities, including preferred stock and convertible securities (High Yield Securities), that do not in the opinion of the Investment Manager involve undue risk relative to their expected return characteristics. High Yield Securities, which are commonly known as junk bonds, are ordinarily lower rated and include equivalent unrated securities.

Assets of the Fund not invested in High Yield Securities (ordinarily not to exceed 35% of the Fund's assets) may be invested in common stocks; preferred stocks rated Baa or better by Moody's Investor Services, Inc. (Moody's) or BBB or better by Standard and Poor's Corporation (S&P); debt obligations of all types rated Baa or higher by Moody's or BBB or better by S&P; U.S. Government securities; warrants; foreign debt securities of any rating (not to exceed 10% of the Fund's total assets at the time of investment); money market instruments, including repurchase agreements on U.S. Government securities; other mortgage-related securities; financial futures and related options; and participation interests and assignments in floating rate loans and notes. See 'Investment Practices and Risk Considerations--High Yield Securities' for information on High Yield Securities.

GOVERNMENT SECURITIES INCOME FUND. This Fund's investment objective is to seek high current income, consistent with liquidity and preservation of capital. The Fund normally seeks to achieve its objectives by investing at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: GNMA, Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The 70% threshold may not be met due to changes in value of the Fund's portfolio or due to the sale of portfolio securities due to redemptions. In such instances, further purchases by the Fund will be of U.S. Government securities until the 70% level is restored. The remainder of the Fund's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The U.S. Government securities in which the Fund may invest include, but are not limited to, the following: (1) direct obligations of the U.S. Treasury including Treasury bills (maturities of one year or less), Treasury notes (maturities of one to ten years), and Treasury bonds (generally maturities of greater than ten years and up to 30 years), and (2) mortgage-backed securities that are issued or guaranteed by GNMA, FNMA, or FHLMC. The Fund may invest in short-term, intermediate-term and long-term U.S. Government securities. The Investment Manager will determine the exact composition and weighted average maturity of the Fund's portfolio on the basis of its judgment of existing market conditions. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts.

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS


The following pages contain information about certain types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of the investment objectives. See the Statement of Additional Information of each Fund for more detailed information on these investment techniques and the securities in which the Funds may invest.

CONSIDERATIONS BEFORE INVESTING. The investment objectives and policies of the Funds described above should be carefully considered before investing. There is no assurance that a Fund will achieve its investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risks.

HIGH YIELD SECURITIES. High Yield Fund will invest in High Yield Securities, which are high yield/high risk debt securities that are rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. High Yield Securities often are referred to as 'junk bonds' and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in High Yield Securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Generally, the Fund will invest in securities rated no lower than B by Moody's or S&P, unless the Investment Manager believes the financial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Investment Manager believes the issuer's assets are sufficient for the issuer to repay its outstanding obligations. Nevertheless, the Fund may invest in securities rated C or D if the Investment Manager perceives greater value in these securities than it believes is reflected in such securities' prevailing market price.

High Yield Securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of High Yield Securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Securities prices. In the case of High Yield Securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market in which High Yield Securities are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a High Yield Security, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value High Yield Securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. In pursuing the Fund's objectives, the Investment Manager seeks to identify situations in which the rating agencies have not fully perceived the value of the security.

Based upon the weighted average ratings of all High Yield Securities held during High Yield Fund's most recent fiscal year ended June 30, 1997, the percentage of the Fund's total High Yield Securities represented by (1) High Yield Securities rated by a nationally recognized statistical rating organization, separated into each applicable rating category (Aaa, Baa, Ba, B, Caa, or Ca by Moody's or AAA, BBB, BB, B, CCC, or CC by S&P) by monthly dollar-weighted average is AAA--0%, BBB--0%, BB--10.09%, B--67.56%, CCC--3.42%, and CC--0.43%, respectively, and
(2) unrated High Yield Securities as a group--18.50%.

The following are excerpts from Moody's description of its bond ratings:
Ba--judged to have speculative elements; their future cannot be considered as well assured. B--generally lack characteristics of a desirable investment. Caa--are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--speculative in a high degree; often in default. C--lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. S&P applies indicators '+,' no character, and '-' to its rating categories. The indicators show relative standing within the major rating categories.

INTERNATIONAL SECURITIES. MagnaCap Fund may invest up to 5% of its total assets in certain foreign securities (including ADRs). High Yield Fund may invest up to 10% of its total assets in debt obligations (including preferred stocks) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These securities may be denominated in either U.S. dollars or in non-U.S. currencies. There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

MORTGAGE-RELATED SECURITIES. Government Securities Income Fund may invest up to 100% of its assets in certain types of mortgage-related securities. High Yield Fund may invest up to 35% of its total assets in mortgage-related securities.

Investments in mortgage-related securities involve certain risks. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on mortgage-backed securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that these prepayments must be reinvested at lower rates. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

RESTRICTED AND ILLIQUID SECURITIES. High Yield Fund may invest up to 15% of its net assets in restricted and illiquid securities. The Fund may invest in an illiquid or restricted security if the Investment Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. This illiquidity might prevent the sale of the security at a time when the Investment Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount the Fund could realize upon disposition. Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission registration by certain institutional investors known as 'qualified institutional buyers,' and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Fund also may be subject to a more restrictive limitation on its investment in illiquid securities as required by the securities laws of certain states.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as obligations of FNMA); and still others are backed only by the credit of the instrumentality (such as obligations of FHLMC), and thus may be subject to varying degrees of credit risk. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Investors also should refer to the discussion of 'Mortgage-Related Securities.'

BORROWING. The Funds may borrow from banks solely for temporary or emergency purposes up to certain amounts (10% of net assets in the case of Government Securities Income Fund, 5% of net assets in the case of MagnaCap Fund and High Yield Fund). Government Securities Income Fund may not make any additional investment while any such borrowings exceed 5% of its total assets. The Government Securities Income Fund's entry into reverse repurchase agreements and dollar-roll transactions and any Fund's entry into delayed delivery transactions (including those related to pair-offs) shall not be subject to the above limits on borrowings. Borrowing may exaggerate the effect on net asset value (NAV) of any increase or decrease in the NAV of a Fund, and money borrowed will be subject to interest costs.

DOLLAR ROLL TRANSACTIONS. Government Securities Income Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC in order to enhance portfolio returns and manage prepayment risks. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When it enters into a dollar roll transaction, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets in a dollar amount sufficient to make payment for the obligations to be repurchased. These securities are marked to market daily and are maintained until the transaction is settled.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. The borrower at all times during the loan must maintain with that Fund cash or high quality securities or an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PAIRING OFF TRANSACTIONS. Government Securities Income Fund engages in a pairing-off transaction when it commits to purchase a security at a future date, and then the Fund 'pairs-off' the purchase with a sale of the same security prior to or on the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, the Fund will maintain with its custodian in a segregated account cash and/or liquid assets equal to the value of the outstanding purchase commitments. When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Whether a pairing-off transaction produces a gain for the Fund depends upon the movement of interest rates. If interest rates decease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a gain. However, if interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REVERSE REPURCHASE AGREEMENTS. Government Securities Income Fund may enter into reverse repurchase agreement transactions, which involve the sale of U.S. Government Securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions and avoid liquidation of portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated account with its custodian cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with the Fund's other borrowings, may not exceed 33 1/3% of the Fund's total assets.

USE OF DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds will not invest in highly leveraging derivatives, such as interest-only or principal-only stripped mortgage-backed securities or swaps. Government Securities Income Fund and High Yield Fund may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including GNMA, FNMA, and FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. For information on mortgage-backed securities, see 'Investment Practices and Risk Considerations--Mortgage-Related Securities' in this Prospectus, 'Investment Objectives and Policies--U.S. Government Securities' in Government Securities Income Fund's Statement of Additional Information, and 'Investment Objectives and Policies--Mortgage-Related Securities' in High Yield Fund's Statement of

Additional Information.

Other uses of derivatives that may be employed only by High Yield Fund include writing covered call options; purchasing call options; and engaging in financial futures and related options. It is expected that these instruments ordinarily will not be used for High Yield Fund; however, the Fund may make occasional use of these techniques. When the Fund writes a covered call option, it receives a premium for entering into a contract to sell a security in the future at an agreed upon price and date. The Fund would write a call option if it believes that the premium would increase total return. The primary risk of writing call options is that, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The Fund may purchase call options for the purpose of 'closing out' a position on a security on which it has already written a call option.

High Yield Fund also may use financial futures contracts and related options for 'hedging' purposes. The Fund would purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. A risk of using financial futures contracts for hedging purposes is that the Investment Manager might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if the Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities. For information on options on securities and financial futures and related options, see 'Investment Objectives and Policies--Option Writing' and '--Financial Futures Contracts and Related Options' in High Yield Fund's Statement of Additional Information.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. Each Fund's assets may be invested in certain short-term, high-quality debt instruments for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Manager's ability to invest cash inflows; (iii) to permit a Fund to meet redemption requests; and (iv) for temporary defensive purposes. The short-term instruments in which MagnaCap and High Yield Funds may invest include: (i) short-term obligations of the U.S. Government, foreign governments and their agencies, instrumentalities, authorities or political subdivisions;
(ii) other high-quality short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The short-term instruments in which the Government Securities Income Fund may invest include short-term U.S. Government Securities and repurchase agreements on U.S. Government Securities.

ALL FUNDS: DIVERSIFICATION AND CHANGES IN POLICIES

Each Fund is diversified, so that with respect to 75% of its assets, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.


The first sentence in the description of each Fund under 'The Funds' Investment Objectives and Policies,' above, states the Fund's investment objectives. These investment objectives are 'fundamental.' The other investment policies of Government Securities Income Fund described in the first paragraph under 'The Funds' Investment Objectives and Policies--Government Securities Income Fund' are also 'fundamental.' Fundamental policies may only be changed with the approval of a majority of shareholders of the pertinent Fund. Other investment policies of any of the Funds may be changed by the Board of Directors of that Fund. Each Fund is subject to investment restrictions that are described in that Fund's Statement of Additional Information under 'Investment Restrictions.' Some of those restrictions are designated as 'fundamental.' These fundamental restrictions as well as the diversified status of each Fund require a vote of a majority of the shareholders of the relevant Fund to be changed.

                               SHAREHOLDER GUIDE

PILGRIM AMERICA PURCHASE OPTIONSTM

You may select from three separate classes of shares: Class A, Class B and Class M, each of which represents an identical interest in a Fund's investment portfolio but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.

                                                             CLASS A       CLASS B       CLASS M
                                                            ----------    ----------    ----------
Maximum Sales Charge on Purchases of MagnaCap Fund (1)...        5.75%          None         3.50%
Maximum Sales Charge on Purchases of High Yield Fund and
  Government Securities Income Fund (1)..................        4.75%          None         3.25%
CDSC.....................................................     None (2)     5.00% (3)          None
Annual Distribution Fees (4).............................    0.25% (5)         1.00%         0.75%
Maximum Purchase.........................................    Unlimited    $  250,000    $1,000,000
Automatic Conversion to Class A..........................          N/A       8 Years           N/A

     ----------------------------
     (1) Imposed upon purchase. Reduced for purchases of $50,000 or more.
     (2) For investments of $1 million or more, a CDSC of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See 'Class A
         Shares: Initial Sales Charge Alternative.'
     (3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See 'Class B Shares:
         Deferred Sales Charge Alternative.'
     (4) Annual asset-based distribution charge.
     (5) MagnaCap Fund imposes an annual distribution fee of 0.30%.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your Authorized Dealer.

CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Funds are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see 'Special Purchases without a Sales Charge' and 'Reduced Sales Charges.'

                                               MAGNACAP FUND
------------------------------------------------------------------------------------------------------------

                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          5.75%            6.10%           5.00%
$50,000 but less than $100,000..........................          4.50%            4.71%           3.75%
$100,000 but less than $250,000.........................          3.50%            3.63%           2.75%
$250,000 but less than $500,000.........................          2.50%            2.56%           2.00%
$500,000 but less than $1,000,000.......................          2.00%            2.04%           1.75%

                           HIGH YIELD FUND AND GOVERNMENT SECURITIES INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                       PRICE PER SHARE         NAV       OFFERING PRICE
--------------------------------------------------------   ------------------    ---------    --------------
Less than $50,000.......................................          4.75%            4.99%           4.25%
$50,000 but less than $100,000..........................          4.50%            4.71%           4.00%
$100,000 but less than $250,000.........................          3.50%            3.63%           3.00%
$250,000 but less than $500,000.........................          2.50%            2.56%           2.25%
$500,000 but less than $1,000,000.......................          2.00%            2.04%           1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                         DEALER        PERIOD DURING
ON PURCHASES OF:                                               CDSC     ALLOWANCE    WHICH CDSC APPLIES
------------------------------------------------------------   -----    ---------    ------------------
$1,000,000 but less than $2,500,000.........................   1.00%      1.00%         2 Years
$2,500,000 but less than $5,000,000.........................   0.50%      0.50%         1 Year
$5,000,000 and over.........................................   0.25%      0.25%         1 Year

CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Funds are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A or Class M shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class M shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

The amount of the CDSC charge is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

   YEAR OF
  REDEMPTION
AFTER PURCHASE                                                       CDSC
--------------                                                       ----
  First...........................................................    5%
  Second..........................................................    4%
  Third...........................................................    3%
  Fourth..........................................................    3%
  Fifth...........................................................    2%
  Sixth...........................................................    1%
  Seventh and following...........................................    0%

To determine the CDSC payable on redemptions of Class B shares, the Funds will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see the Statement of Additional Information.

CLASS M SHARES: LOWER INITIAL SALES CHARGE ALTERNATIVE. An investor who purchases Class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to Class A shares and does not pay any CDSC upon redemption. Class M shares have a higher annual distribution fee than Class A shares, but lower than Class B. The higher distribution fees mean a higher expense ratio than Class A but lower than Class B. Class M shares pay correspondingly lower dividends and may have a lower NAV per share than Class A shares, but generally pay higher dividends and have a higher NAV per share than

Class B shares. Orders for Class M shares in excess of $1,000,000 will be accepted as orders for Class A shares or declined. The public offering price of Class M shares is the NAV of each Fund plus a sales charge, which, as set forth below, varies based on the size of the purchase:

                                                MAGNACAP FUND
-------------------------------------------------------------------------------------------------------------
                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                        PRICE PER SHARE        NAV       OFFERING PRICE
--------------------------------------------------------   -------------------   ----------   ---------------
Less than $50,000.......................................          3.50%            3.63%           3.00%
$50,000 but less than $100,000..........................          2.50%            2.56%           2.00%
$100,000 but less than $250,000.........................          1.50%            1.52%           1.00%
$250,000 but less than $500,000.........................          1.00%            1.01%           1.00%
$500,000 and over.......................................          None              None           None

                            HIGH YIELD FUND AND GOVERNMENT SECURITIES INCOME FUND
-------------------------------------------------------------------------------------------------------------
                                                                                                 DEALERS'
                                                                                              REALLOWANCE AS
                                                           AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                                        PRICE PER SHARE        NAV       OFFERING PRICE
--------------------------------------------------------   -------------------   ----------   ---------------
Less than $50,000.......................................          3.25%            3.36%           3.00%
$50,000 but less than $100,000..........................          2.25%            2.30%           2.00%
$100,000 but less than $250,000.........................          1.50%            1.52%           1.25%
$250,000 but less than $500,000.........................          1.00%            1.01%           1.00%
$500,000 and over.......................................          None              None           None

Class M shares do not convert to Class A.

REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of a Fund or other open-end funds in the Pilgrim America Funds which offer Class A shares, Class M Shares, or shares with front-end sales charges ('Participating Funds') by completing the Letter of Intent section of the Application. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 331-1080 for more information.

The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim America Funds (excluding Pilgrim America General Money Market Shares) ('Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by: (I) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and (v) by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 331-1080 for more information.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim America Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

WAIVERS OF CDSC. The CDSC on Class A or Class B shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of each Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability. The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

The CDSC also will be waived in the case of a total or partial redemption of shares in a Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the

Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

REINSTATEMENT PRIVILEGE. Class B shareholders who have redeemed their shares in any open-end Pilgrim America Fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.

To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See 'Tax Considerations' in the Statement of Additional Information.

SPECIAL PURCHASE WITHOUT A SALES CHARGE. Class A or Class M shares may be purchased at NAV without a sales charge by:

      1) Class A or Class M shareholders who have redeemed their shares in any open-end Pilgrim America Fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

      2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC.

      3) Any charitable organization or governmental entity that has determined that a Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

      4) Officers, directors and full-time employees of Pilgrim America Capital Corporation (Pilgrim America) and its subsidiaries.

      5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.

      6) Shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim America Fund distributed by the Distributor or from Pilgrim America Prime Rate Trust.

      7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any Fund alone or in any combination of shares of any Fund plus Class A shares of certain other Participating Funds as described herein under 'Pilgrim America Purchase

         Options(Trademark)--Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.

      8) Broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins).

      9) Broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim America Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim America Funds.

     10) Accounts as to which a banker or broker-dealer charges an account management fee ('wrap accounts').

The Funds may terminate or amend the terms of offering shares at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 331-1080, or see the Statement of Additional Information.

INCENTIVES. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Funds and other open-end Pilgrim America Funds. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personal, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds or other open-end Pilgrim America Funds and/or other events sponsored by Authorized Dealers.

In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.25% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

RULE 12B-1 PLAN. Each Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of that Fund (Rule 12b-1 Plan). Under the Rule 12b-1 Plan, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of Class A, Class B and Class M shares at an annual rate of up to 0.25% (0.30% in the case of MagnaCap Fund), 1.00%, and 1.00%, respectively, of the average daily net assets of the Funds. Currently, the Board of Directors has approved annual fees of 0.25% (0.30% in the case of MagnaCap Fund), 1.00%, and 0.75%, respectively, which are accrued daily and paid monthly. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of each Fund is for shareholder servicing for each of the classes. Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class M shares of the Funds, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers. The Distributor will be reimbursed for its actual expenses incurred under the 12b-1 Plan, with respect to the Class A shares. With respect to the Class B and Class M shares, the Distributor will receive payment without regard to actual distribution expenses that it incurs. Fees paid by one of the Funds under the Rule 12b-1 Plan may be used to finance distribution of the shares of that Fund and the servicing of shareholders of the Fund as well as the other Pilgrim America Funds. The Distributor has informed MagnaCap Fund, High Yield Fund and Government Securities Income Fund that it incurred costs and expenses with respect to Class A shares that may be reimbursable in future months or years in the amounts of $3,241,425 for MagnaCap Fund (0.97% of its net assets), $468,951 for High Yield Fund (0.55% of its net assets), and $712,412 for Government Securities Income Fund (2.26% of its net assets) as of June 30, 1997.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.40% (0.65% in the case of MagnaCap Fund) of the Fund's average daily NAV of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and on the anniversary date in the 1st month following the date of purchase of Class M shares, and they cease upon exchange (or purchase) into Pilgrim America General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.

The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's).

       METHOD                      INITIAL INVESTMENT                          ADDITIONAL INVESTMENT
----------------------------------------------------------------------------------------------------------------
By contacting your     The minimum initial investment in a Fund is  The minimum for additional investment in a
Authorized Dealer      $1,000 ($250 for IRAs).                      Fund is $100.

                       Visit or consult an Authorized Dealer.       Visit or consult your Authorized Dealer.

By mail                Make your check payable to the Pilgrim       Fill out the Account Additions form
                       America Funds and mail it, along with a      included on the bottom of your account
                       completed Application, to the address        statement along with your check payable to
                       indicated on the Application. Please         the Fund and mail them in the envelope
                       indicate an Authorized Dealer on the New     provided with the account statement.
                       Account Application.                         Remember to write your account number on
                                                                    the check.

By wire                Call the Pilgrim America Order Department    Call the Pilgrim America Order Department
                       at (800) 336-3436 to obtain an account       at (800) 336-3436 to obtain a wire
                       number and indicate an Authorized Dealer on  reference number. Give that number to your
                       the account. Instruct your bank to wire      bank and have them wire the funds in the
                       funds to the Fund in care of:                same manner described under 'Initial
                       Investors Fiduciary Trust Co.                Investment.'
                       ABA #101003621
                       Kansas City, MO
                       credit to:

                       Pilgrim ------------------------------
                       (Fund)

                       A/C #752-4854; for further credit to:
                       Shareholder A/C

                       # ----------------------------------------

                       (A/C # you received over the telephone)
                       Shareholder Name:

                       ------------------------------------------
                       (Your Name Here)

                       After wiring funds you must complete the

                       New Account Application and send it to:
                       Pilgrim America Order Dept.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368

The Funds and the Distributor reserve the right to reject any purchase order. Please note third party checks will not be accepted. The Investment Manager reserves the right to waive minimum investment amounts.

PRICE OF SHARES. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of each Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of a Fund's shares are effected at that Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of the New York Stock Exchange, 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of each Fund's shares will be determined daily as of the close of trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of each Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of each Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see each Fund's Statement of

Additional Information.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 331-1080.

RETIREMENT PLANS. The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ('IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 331-1080. IFTC currently receives a $12 custodian fee annually for the maintenance of IRA accounts.

TELEPHONE ORDERS. The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Transfer Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

Shares of one class of a Fund may be exchanged for shares of that same class of any other open-end Pilgrim America Fund other than Pilgrim America General Money Market Shares ('Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of a Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of an open-end Pilgrim America Fund of the same class as the original shares acquired. Shares of a Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders exercising the exchange privilege with any other open-end Pilgrim America Funds should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the New Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim America Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

HOW TO REDEEM SHARES

Shares of each Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

            METHOD                                                 PROCEDURES
------------------------------------------------------------------------------------------------------------------
Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to the
  Authorized Dealer             Distributor. These firms may charge for their services in connection with your redemption request, but neither the Funds nor the Distributor imposes any such charge.

Redemption By Mail              A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signature guarantee by an eligible guarantor. It will also be necessary for corporate investors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form. A suggested form of such certification is provided on the New Account Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New
                                Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the Shareholder Servicing Agent at (800) 331-1080.

Expedited Redemption            The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $50,000) mailed to an address which has been on record with the Pilgrim America Funds for at least 60 days. This privilege is automatically assigned to you unless you check the box on the New Account Application which signifies that you do not wish to utilize such option. The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. But, this aspect of the Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application. Under normal circumstances, proceeds will be transmitted to your bank on the second business day following receipt of your instructions, provided redemptions may be made. To effect an
                                Expedited Redemption, please call the Transfer Agent at (800) 992-0180 and select option 3. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option is not available for retirement accounts.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A or B shares.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the relevant Fund.

PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within seven days after receipt by the Transfer Agent of a written request in good order. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                            MANAGEMENT OF THE FUNDS

MORE ABOUT THE FUNDS. MagnaCap Fund and High Yield Fund are series of Pilgrim America Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969. Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984. Each Fund is governed by its Board of Directors, which oversees the operations of the Fund. The majority of Directors are not affiliated with the Investment Manager.

INVESTMENT MANAGER. The Investment Manager serves as investment manager to each Fund. The Investment Manager is responsible for managing the general day-to-day operations of each Fund including selecting the Fund's investments and placing each Fund's portfolio transactions. Each Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide all investment advisory and portfolio management services for the Fund. It also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Manager provides the Funds with office space, equipment and personnel necessary to administer the Funds. The agreement with the Investment Manager can be canceled by the Board of Directors of each Fund upon 60 days written notice. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange Commission. The Investment Manager acquired certain assets of the previous adviser to the Funds in a transaction that closed on April 7, 1995.

The Investment Manager and Pilgrim America Securities, Inc. (Distributor), the Funds' principal underwriter, are indirect, wholly owned subsidiaries of Pilgrim America Capital Corporation

(NASDAQ: PACC). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts. For more information on Pilgrim America Capital Corporation please see the Statement of Additional Information.

The Investment Manager bears its expenses of providing the services described above. MagnaCap Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average daily net assets of the Fund up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million. These fees are computed and accrued daily and paid monthly. High Yield Fund pays the Investment Manager a fee at an annual rate of 0.75% of the average daily net assets of the Fund on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and to reimburse operating expenses of the Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M. This expense limitation will apply until June 30, 1998. Government Securities Income Fund pays the Investment Manager a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess of $1 billion. The agreement with the Investment Manager for the Government Securities Income Fund provides that the Investment Manager will reimburse the Government Securities Income Fund to the extent that the gross operating costs and expenses of that Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of 0.25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval.

INVESTMENT PERSONNEL. Howard N. Kornblue, Vice President, Head of Equity and Senior Portfolio Manager for the Investment Manager. Mr. Kornblue is a co-manager of MagnaCap Fund and has served as a portfolio manager of MagnaCap Fund since 1989. Prior to joining Pilgrim America Group (and its predecessor) in 1986, Mr. Kornblue was Vice President, Director of Research and Portfolio Manager at First Wilshire Securities Management; supervised mergers and acquisitions for Getty Oil Company; was portfolio manager and research analyst in both the fixed-income and equity departments for Western Asset Management Company; and was research analyst and pension fund manager at Southern California Edison Company. Mr. Kornblue received a B.S. from U.C.L.A., and M.S. and M.B.A. from U.S.C.

Carl Dorf, Senior Vice President and Senior Portfolio Manager for the Investment Manager, is a co-manager of MagnaCap Fund. Mr. Dorf joined the Investment Manager's predecessor in 1991 as portfolio manager for the Pilgrim America Bank and Thrift Fund, Inc., a position which he still holds today. Prior to joining the Investment Manager, he was a principal of Dorf & Associates Investment Counsel. His 30 plus years of portfolio management and research experience include positions with Moody's Investors Service, Inc., as an analyst in the Banking & Finance Department; with Nuveen Corp. as a financial securities analyst; with Loews Corp. as a fund manager with responsibility for $150 to $250 million in utility and financial stocks; with BA Investment Corp. as a senior financial stock analyst; and with RNC Capital Management as manager of 150 individual, pension, and profit-sharing accounts. A Chartered Financial Analyst, Mr. Dorf earned both BA/Finance and Investments and MBA/Finance degrees from the

Bernard Baruch School of Business and Public Administration, The City College of New York.

G. David Underwood, Vice President, Director of Research and Senior Portfolio Manager for the Investment Manager, is a co-manager of MagnaCap Fund. Prior to joining the Investment Manager in December, 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager and two years with C.S. McKee Investment Advisors as a Portfolio Manager. A Chartered Financial Analyst and past president of the Pittsburgh Society of Financial Analysts, Mr. Underwood received his B.S. degree from Arizona State University and has done graduate work in economics and finance at Washington and Jefferson College. He is a graduate of Pennsylvania Bankers Trust School.

Kevin G. Mathews, Vice President and Senior Portfolio Manager of the Investment Manager, has served as Portfolio Manager of High Yield Fund since June 1995 and also served as Portfolio Manager of Government Securities Income Fund from June 1995 through September 1996. Prior to joining the Investment Manager, Mr. Mathews was Vice President and Senior Portfolio Manager of Van Kampen American Capital. Since 1987, Mr. Mathews' responsibilities included the management of open-end high yield bond funds, two New York Stock Exchange listed closed-end bond funds, variable annuity high yield products and individual institutional high yield asset managed accounts. In a prior position, Mr. Mathews was a high yield portfolio fixed income credit analyst. Mr. Mathews received a B.A. from the University of Illinois and an M.B.A. from Drake University.

Charles G. Ullerich has served as Portfolio Manager of Government Securities Income Fund since September 1996 and served as Assistant Portfolio Manager of that Fund from August 1995 to September 1996. Prior to joining Pilgrim America Group, Mr. Ullerich was Vice President of Treasury Services for First Liberty Bank of Macon, GA, where he was Portfolio Manager for a conservatively-managed $150 million mortgage and treasury securities portfolio, since 1991. Before that, he was an internal auditor for Georgia Federal Bank in Atlanta. Mr. Ullerich received a B.S. from Arizona State University, and he holds the professional designations of Chartered Financial Analyst and Certified Internal Auditor. He is Past President of the Georgia Chapter of the Arizona State University Alumni Association.

DISTRIBUTOR. In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of a Fund material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in a Fund.


SHAREHOLDER SERVICING AGENT. Pilgrim America Group, Inc. serves as Shareholder Servicing Agent for the Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

PORTFOLIO TRANSACTIONS. The Investment Manager will place orders to execute securities transactions that are designed to implement each Fund's investment objectives and policies. The Investment Manager will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ('brokers') that provide 'best execution' of these orders. In placing purchase and sale transactions, the Investment Manager may consider brokerage and research services provided by a broker to the Investment Manager, and a Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, the Investment Manager may place securities transactions with brokers that provide certain services to a Fund. The Investment Manager also may consider a broker's sale of Fund shares if the Investment Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS. MagnaCap Fund makes semi-annual payments from net investment income and one or more payments from net realized capital gains, if any. High Yield Fund and Government Securities Income Fund each have a policy of paying monthly dividends from their net investment income, and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by a Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.

You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A, B or M account in a Fund invested into a Pilgrim America Fund which offers Class A, B or M shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim America Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any Pilgrim America Fund which offers Class A, B, or M shares. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.

FEDERAL TAXES. Each Fund intends to operate as a 'regulated investment company' under the Internal Revenue Code. To qualify, a Fund must meet certain income, asset diversification and distribution requirements. In any fiscal year in which a Fund so qualifies and distributes to shareholders all of its taxable income, the Fund itself generally is relieved of federal income and excise taxes.

Dividends paid out of a Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. The Funds expect that distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends should be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares.

All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in a Fund. Please see the Statement of Additional Information and your tax adviser for further information.

                            PERFORMANCE INFORMATION

From time to time, a Fund may advertise its average annual total return over various periods of time as well as the Fund's current yield. The total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. The figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods

(if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance. The Fund will compute its yield by dividing its net investment income per share during a 30-day base period by the maximum offering price on the last day of the base period. This 30-day yield is then compounded over six monthly periods and multiplied by two to provide an annualized yield.

The Fund may also publish a distribution rate in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund will be calculated by dividing the maximum offering price per share into the annualization of the total distributions made by the Fund during a 30-day period. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

                             ADDITIONAL INFORMATION

MORE ABOUT THE FUNDS. The Articles of Incorporation permit the Directors to authorize the creation of additional funds, each of which may issue separate classes of shares. A Fund may be terminated and liquidated under certain circumstances.

SHAREHOLDERS HAVE CERTAIN VOTING RIGHTS. Each share of each Fund is given one vote. Matters such as approval of new investment advisory agreements and changes in fundamental policies of a Fund will require the affirmative vote of the shareholders of that Fund. Matters affecting a certain class of a Fund will only be voted on by shareholders of that particular class and Fund. The Funds are not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         [PILGRIM AMERICA FUNDS LOGO]

                           NEW ACCOUNT APPLICATION


 SEND COMPLETED APPLICATION TO: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS
                           CITY, MISSOURI 64141-6368
   SECTIONS 1 THROUGH 6 MUST BE COMPLETED FOR YOUR ACCOUNT TO BE ESTABLISHED.
--------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION

    TYPE OF ACCOUNT
    (Check one only)
  / / INDIVIDUAL

  -----------------------    --------      ---------------------------------------  ---------------------------
  First Name                 Middle        Last Name                                  Social Security Number*
                             Initial                                                  (first individual only)

/ / JOINT TENANT

  -------------------------  ------        ---------------------------------------
  Joint Tenant's First Name  Middle        Last Name
                             Initial

/ / GIFT/TRANSFER TO MINOR

  -------------------------------------------------------------------------        ------------------------------------------
  Custodian's Name (one only)                                                      Minor's Name (one only)

  -------------------------------------------------------------------------        ------------------------------------------
  Under Uniform Gift/Transfers to Minors Act of (State)                            Minor's Social Security
                                                                                   Number*

/ / GUARDIANSHIP/CONSERVATORSHIP

    ------------------------------------------------    ---------------------------  ---------------------------
                 Guardian/Conservator                   Ward/Incompetent or Minor's  Ward/Incompetent or Minor's
                                                        Name (one only)              Social Security Number*

/ / CORPORATION, PARTNERSHIP, TRUST OR OTHER ORGANIZATION

  ------------------------------------------------------------------------------   ------------------------------------
  Exact Name of Corporation, Partnership or other Organization                     Taxpayer Identification

                                                                                   Number*

  ---------------------------------------------------------------------------------------------------------------------
  Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares


  ------------------------   --------------------------------------------------   -----------------------
  Date of Trust Agreement    Name of Trust                                        Taxpayer Identification
                                                                                  Number*

/ / OTHER

  --------------------------------------------------
* Pilgrim America Funds reserve the right to reject any application which does not include a certified Social Security Number or Taxpayer Identification
  Number ('TIN'), or does not indicate that such number has been applied for by checking the 'Awaiting TIN' box on page 31.
--------------------------------------------------------------------------------
2.  MAILING ADDRESS


  -------------------------------------------------     ---------     ----------    ---------     --------
  Street Address                                        Apartment     City          State         Zip Code
                                                        Number

  (      )                         (      )
  ----------------------------     -------------------------------
  Business Phone                   Home Phone

--------------------------------------------------------------------------------
3. INVESTMENT INFORMATION

  PLEASE INDICATE DOLLAR AMOUNT AND FUND IN SPACES PROVIDED. $1,000 MINIMUM FOR EACH FUND. IF MORE THAN ONE FUND IS SELECTED, ACCOUNT MUST HAVE IDENTICAL REGISTRATIONS, CLASS OF SHARES AND OPTIONS. IF NO CLASS OF SHARES IS SELECTED, CLASS A SHARES WILL BE AUTOMATICALLY SELECTED.

                 FUND NAME                           AMOUNT            CLASS OF SHARES (CHECK ONE)
1.                                            $                        A / /      B / /      M / /
   ----------------------------------------    -----------------
2.                                            $                        A / /      B / /      M / /
   ----------------------------------------    -----------------
3.                                            $                        A / /      B / /      M / /
   ----------------------------------------    -----------------
4.                                            $                        A / /      B / /      M / /
   ----------------------------------------    -----------------
5.                                            $                        A / /      B / /      M / /
   ----------------------------------------    -----------------
6.                                            $                        A / /      B / /      M / /
   ----------------------------------------    -----------------

  / / A check payable to the Pilgrim America Funds is included for $__________.

  / / Payment has been made by Dealer purchase on

  ____________   $_____________   ______________________________________________
     (Date)         (Amount)                         (Order Number)

  / / Payment has been made by Federal funds wire _____________ on ________   ______________   $____________
                                                  (Reference No.)   (Date)    (Account No.)       (Amount)

--------------------------------------------------------------------------------
4. DIVIDEND AND DISTRIBUTION OPTIONS

  (Check one only) -- If no option is selected, all distributions will be reinvested.

  / / Reinvest all dividends and capital gains.

  / / Reinvest all dividends and capital gains into an existing account in another Pilgrim America Fund using the Dividend Transfer Option.

_______________________________________________________________   ______________
Fund Name                                                         Account Number


/ / Pay all dividends and reinvest capital     I request the payable distributions be: (Check one.)
    gains.

/ / Pay all capital gains in cash and
    reinvest dividends.                        / / Sent to the address in Section 2.

/ / Pay all dividends and capital gains.       / / Directly deposited in my bank account. (Please attach a
    (IF ANY PAY OPTION IS SELECTED,                voided check to Section 6). If voided check is not enclosed,
    COMPLETE INFORMATION AT RIGHT)                 will be sent to address in Section 2.
                                               / / Sent to a special payee listed in Section 9.

--------------------------------------------------------------------------------
5. AUTHORIZED DEALER INFORMATION

--------------------------------------------------------  -----------------------------------------
Authorized Dealer Name                                    Registered Representative's Name

--------------------------------------------------------  -----------------------------------------
Branch Office Address                                     Registered Representative's Number

--------------------------------------------------------  ----------------------------  -----------
City                                                      State                         Zip Code

--------------------------------------------------------  -----------------------------------------
Registered Representative's Phone                         Authorized Signature of Authorized Dealer

--------------------------------------------------------------------------------
6. SIGNATURES

I have read the prospectus and application for the Fund in which I am investing and agree to its terms. I am also aware that Telephone Exchange and Redemption Privileges exist and that these privileges are automatically available unless affirmatively declined. I also understand that if Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent fail to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, such entity may be liable for losses due to unauthorized or fraudulent instructions. I further understand that I must carefully review each account confirmation statement or other documentation of transaction that I receive to ensure that my instructions have been properly acted upon. If any discrepancies are noted, I agree to notify Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent in a timely manner, but in no event more than 15 days from receipt of such confirmation statement or documentation of transaction. Failure to notify one of the above entities on a timely basis will relieve such entities of any liability with respect to the transaction and any discrepancy. See the Exchange Privileges and Restrictions and How to Redeem Shares sections in the Prospectus for procedures. I am of legal age. Sign below exactly as printed in
Section 1. For joint registration, all must sign.

       ATTACH VOIDED CHECK HERE          -------------------->
           (IF APPROPRIATE)

For Corporations, Trusts, or Partnerships: We hereby certify that each of the persons listed below has been duly elected, and is now legally holding the offices set forth opposite his/her name and has the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.

CERTIFICATION: UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT:

I am not subject to backup withholding because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or because the IRS has notified me that I am no longer subject to backup withholding. (If you are currently subject to backup withholding as a result of a failure to report all interest or dividends, please cross out the preceding statement), AND (CHECK AS APPROPRIATE):

/ / The number shown above is my correct TIN, or that of the minor named in section I.

/ / Awaiting TIN. I have not previously been issued a TIN, have applied for one or intend to apply for one in the near future, and am waiting for a number to be issued to me. I understand that if I do not provide a certified TIN to Pilgrim America within 60 days, Pilgrim America is required to commence 31% backup withholding until I provide a certified TIN and may be required immediately to impose 31% backup withholding on certain withdrawals from my account until I provide a certified TIN.

/ / Exempt Payee. The account owner is an exempt payee. Individuals cannot be exempt. Check this box only after reading the instructions on page 41 to see whether the account owner is an exempt payee. (You must still provide a TIN.)

   Permanent address for tax purposes:

   ----------------------------------------------------------------------------------------------------------------------
   Street address                            City              State              Country              Postal code

   NOTE: THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------------  -------------------------------------------------------------
Signature                                  Date  President, Trustee, General Partner or Title

-----------------------------------------------  -------------------------------------------------------------
Signature                                  Date  Co-owner, Secretary of Corporation, Co-Trustee, etc.

    CHECK THE APPROPRIATE BOXES BELOW AND PROVIDE THE REQUESTED INFORMATION

/ / I am a United States Citizen

/ / I am a non-resident alien* (a Form W-8 will be provided to you by Pilgrim
    America. Please complete it as requested as soon as possible).

/ / I am a resident alien and a social security number has been supplied on page one of this New Account application (a Form 1078 will be provided to you by Pilgrim America. Please complete it and return it as requested).

/ / If not a United States Citizen, please indicate what country you are a permanent tax resident of:

    ____________________________________________________________________________

* If the Pilgrim America account will be registered in joint registration with another individual or individuals, each non-resident alien must complete and return a Form W-8.

--------------------------------------------------------------------------------
7. PURCHASE OPTIONS

   REDUCED SALES CHARGE

/ / I qualify for Reduced Sales Charges with the account(s) listed below. Included are the account numbers of all classes of shares of Pilgrim America Funds that I or my immediate family (spouse and children under age 21) already own.

------------------------------------------------------    ---------------------------------------------
Fund Name                                                 Account Number

------------------------------------------------------    ---------------------------------------------
Fund Name                                                 Account Number

------------------------------------------------------    ---------------------------------------------
Fund Name                                                 Account Number

    LETTER OF INTENT (Check one only)

    / / I wish to establish a new Letter of Intent. (If Reduced Sales Charge or
        90-day backdate privilege is applicable, provide the amount and account(s) information below.) I agree to the terms of the Letter of Intent as set forth in the Prospectus and Statement of Additional Information, and grant Pilgrim America Securities, Inc. a security interest in the escrowed shares as set forth in the Statement of Additional Information. I understand that I am not obligated to invest an aggregate amount equal to the amount checked below, but if I do not, Pilgrim America Securities, Inc. may deduct the amount of any sales charge owed from the escrowed shares.

    / / Please apply this purchase to an existing Letter of Intent with the account(s) listed below.

    / / Please amend my existing Letter of Intent with the new amount indicated below.

    If establishing a Letter of Intent, you will need to purchase over a thirteen-month period in accordance with the provisions of the Prospectus and Statement of Additional Information. The aggregate amount of these purchases will be at least equal to the amount listed below:

   / /  $50,000    / /  $100,000    / /  $250,000    / /  $500,000
   / /  $1,000,000

    --------------------------------------------------    ----------------------------------------------
    Fund Name                                             Account Number


    --------------------------------------------------    ----------------------------------------------
    Fund Name                                             Account Number

--------------------------------------------------------------------------------
    PRE-AUTHORIZED INVESTMENT PLAN -- AUTOMATIC INVESTING

    / / I wish to invest on a monthly, quarterly, semi-annual or annual basis, directly from my checking account into the following fund(s).
        (PLEASE COMPLETE THE PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT HEREIN AND ATTACH A VOIDED CHECK TO SECTION 6.)

    -------------------------------   -----------------------------------   ---------------------------------
    Fund Name                         Fund Name                             Fund Name

    Amount $________________________, to start   / / 5th or     / / 20th of _______________,   ___________________
                Minimum $100                                                     Month                  Year

    / /  monthly    / /  quarterly    / /  semi-annual    / /  annual

--------------------------------------------------------------------------------
    SPECIAL PURCHASE WITHOUT A SALES CHARGE

    / / I (We) declare that the investment referenced herein is exempt from the imposition of the normal front-end sales charge for the reason(s) listed below (please refer to the 'Special Purchases Without a Sales Charge' section of the prospectus):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    The privilege will only be granted upon confirmation of your entitlement.

--------------------------------------------------------------------------------
8. ADDITIONAL OPTIONS
     TELEPHONE EXCHANGE PRIVILEGE -- IF ACCEPTED, ACCOUNTS MUST HAVE THE SAME ACCOUNT INFORMATION, OPTIONS AND CLASS OF SHARES. UNLESS YOU DECLINE THIS PRIVILEGE BY CHECKING THE BOX BELOW, YOU WILL AUTOMATICALLY BE ASSIGNED IT.*

    / / I decline telephone exchange, and do not want this privilege. (See
        Exchange Privileges and Restrictions section for procedures.)

--------------------------------------------------------------------------------
   EXPEDITED REDEMPTION PRIVILEGE -- AVAILABLE ON ALL NON-RETIREMENT ACCOUNTS. UNLESS YOU DECLINE THIS PRIVILEGE, YOU WILL AUTOMATICALLY BE ASSIGNED THE ABILITY TO REQUEST, VIA THE TELEPHONE, REDEMPTION PROCEEDS TO BE SENT TO THE ADDRESS IN SECTION 2.*

    / / I wish to redeem shares by telephone and request that the proceeds be directly deposited into my bank account. (Please attach a voided check to Section 6.) (If voided check is not enclosed, proceeds will be sent to address in Section 2.)

    / / I decline telephone redemption, and do not want this privilege.
        See Expedited Redemption section for procedures.

* Pilgrim America is authorized to act upon instructions received from you or anyone other than yourself representing himself as acting as your representative who can provide personal identification information as it appears in Pilgrim America's records.

  Pilgrim America will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. The Funds and their agents will not be liable for any loss, injury, damage, or expense incurred as a result of instructions communicated by telephone reasonably believed to be genuine. By accepting this privilege, you agree to hold the Funds and their agents harmless from any loss, claims, or liability arising from their compliance with such instructions. Telephone exchange and expedited redemption privileges are subject to the terms and conditions set forth in the Prospectus and each Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
    SYSTEMATIC EXCHANGE PRIVILEGE
    / /I have at least $5,000 in my Pilgrim America________________Fund account, for which no certificates have been issued and I would like to exchange:

    $______(min. of $50) into the ________________ Fund, Account #______________
    $______(min. of $50) into the ________________ Fund, Account #______________
    $______(min. of $50) into the ________________ Fund, Account #______________
    on a / / monthly or / / quarterly basis starting in the month of ___________ (Systematic Exchange Privilege is only available within the same Class of Shares)

--------------------------------------------------------------------------------
    SYSTEMATIC WITHDRAWAL PLAN (SWP)

    (Minimum account balance for a SWP is $10,000.)
    (Class B SWP's are processed free of contingent deferred sales charge if 12% or less of account value is redeemed on an annual basis as discussed in 'Waivers of CDSC', in the Prospectus.)

    / / I wish to automatically withdraw $__________________ from this account.
                                             Minimum $100

     / /  Monthly    / /  Quarterly    / /  Semi-Annually    / /  Annually

    I request this distribution be: (Check One)

    / / Sent to the address listed in Section 2.
        To begin ____________of____________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Sent to the payee listed in Section 9.
        To begin ____________of____________. (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Directly deposited in my bank account. (Please attach a voided check to Section 6.)

        To begin _____________of_________. (Withdrawal will occur about 5 business days prior to the end of the month.)

--------------------------------------------------------------------------------
9. INTERESTED PARTY MAIL/DIVIDEND MAIL

    / / I wish to have my distributions sent to the address listed below.

    / / I wish to have duplicate confirmation statements sent to the interested party listed below.

--------------------------------------------------------------------------------
    Name of Individual

--------------------------------------------------------------------------------
    Street Address

------------------------------ --------------------------- ---------------------
City                           State                       Zip Code

--------------------------------------------------------------------------------
               THIS APPLICATION IS NOT A PART OF THE PROSPECTUS.

                          AUTHORIZED DEALER AGREEMENT

     Under these plans, the Authorized Dealer signing the application acts as principal in all purchases of Fund shares and appoints Pilgrim America as its agent to execute the purchases and to confirm each purchase to the Investor. Pilgrim America remits semi-monthly to the Authorized Dealer the amount of its commissions. The Authorized Dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed Authorized Dealer and may lawfully sell Fund shares in the state designated by the Investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of fund shares. The Authorized Dealer signature on the Application signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                             Cut on perforated line
 -------------------------------------------------------------------------------

              DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                 ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN
(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
      ON BEHALF OF THE PILGRIM AMERICA FUNDS, FOR AUTOMATIC PURCHASE PLAN)

                    PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT

     As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks or debit instructions drawn on my (our) account by DST Systems, Inc., the Fund's Agent and payable to the order of the Fund provided there are sufficient collected funds in said account to pay the same upon presentation: I (we) agree that your rights with respect to each such check or debit instruction shall be the same as if it were a check or debit instructions drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice. I (we) agree that you shall be fully protected in honoring any such checks or debit instructions.

     I (we) further agree that if any such check or debit instruction is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X_______________________________________________________________________________

X_______________________________________________________________________________

______________________________________________________________________  19______
Date Signed

                                 (PLEASE PRINT)

Name of Depositor (as shown on bank records)____________________________________


Bank Account Number_____________________________________________________________

Name of Bank____________________________________________________________________

Address of Bank_________________________________________________________________

City/State/Zip of Bank__________________________________________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             INSTRUCTIONS FOR COMPLETING THE NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

This New Account Application can be used to open a new Pilgrim America Account, establish Shareholder privileges on existing accounts and be used in providing documentation for certain transactions. The completed Application should be forwarded along with your investment check payable to the Pilgrim America Funds, or other appropriate documentation to: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MISSOURI 64141-6368.

This New Account Application may not be used to open a qualified retirement plan account for which Investors Fiduciary Trust Company acts as custodian.

1 ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

Check the appropriate box and provide the information requested. Unless specified, accounts with more than one owner will be assumed to be 'Joint Tenants With Rights of Survivorship'.

All investors must sign the Account Application, and authorize the requested privileges.

For a child who is under the age of majority in your state of residence, 'Gift/transfer to minor' registration must be utilized.

2 MAILING ADDRESS
--------------------------------------------------------------------------------
This is the address of record for your account. All account confirmation statements will be forwarded to this address.

3 INVESTMENT INFORMATION
--------------------------------------------------------------------------------
State the fund(s) in which you are investing and the dollar amount of the investment. (Minimum initial investment is $1,000).

4 DIVIDEND AND DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
Pilgrim America offers several options for the treatment of dividends and capital gains distributions, if any, from your Pilgrim America investment.

You can have these payments distributed to you, or any other recipient you choose, in cash; in additional shares of the Fund which is paying the distribution or; in shares of another Pilgrim America Fund, at NAV without sales charge, via the Dividend Transfer Option. The Dividend Transfer Option is available only for open-end funds within the Pilgrim America Group.

5 AUTHORIZED DEALER INFORMATION
--------------------------------------------------------------------------------
Your financial professional can complete this section.

6 SIGNATURES

--------------------------------------------------------------------------------
All investors and authorized signers should sign in order to process the New Account Application and to certify your Social Security, Tax identification Number or if applicable, your foreign status.

7 PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)
--------------------------------------------------------------------------------
You can qualify for reduced sales charges via the Letter of Intent or Rights of Accumulation privileges.

The Letter of Intent allows you to qualify for reduced sales charges immediately.

Rights of Accumulation allow you to use the total of all of your Pilgrim America open-end fund investments in determining the sales charge of a current investment.

The Pre-Authorized Investment Plan provides a systematic method of investing periodically in the Pilgrim America Fund(s) of your choice. Minimum investments of at least $100 can be automatically debited from your bank account periodically for investment purposes.

8 ADDITIONAL OPTIONS
--------------------------------------------------------------------------------
The Telephone Exchange privilege will automatically be assigned to you unless you check the box in Section 8 which states that you do not wish to have this privilege.

The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (Maximum of $50,000) mailed to your address of record. This privilege is automatically assigned to you unless you check the box in this section which states you do not want to take advantage of this privilege.

The Expedited Redemption privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. This privilege is NOT automatically assigned to you. If you want to take advantage of this privilege, please check the appropriate box and attach a voided check to Section 6 of the New Account Application.

The Systematic Exchange Privilege allows you to automatically exchange shares of one fund for shares of the same class of another fund in regular pre-determined amounts and at regular pre-determined intervals.

The Systematic Withdrawal Plan allows you to automatically have a specific share or dollar amount ($100 minimum) liquidated from your account monthly, quarterly, semi-annually, or annually and forwarded to you or the payee of your choosing as long as the account has a current value of at least $10,000. Amounts designated for deposit to your bank account can be forwarded via the Automated Clearing House system by attaching a voided check for such bank account to Section 6 of the New Account Application.

9 INTERESTED PARTY MAIL/DIVIDEND MAIL
--------------------------------------------------------------------------------
You may authorize an additional party to receive copies of your confirmation statements (your Authorized Dealer will automatically receive such copies). If you wish to have additional copies of your confirmation statements mailed to an address other than your address of record, check the appropriate box in Section 9 and indicate such address.

You may have your cash dividend payments forwarded to an address other than your address of record by so indicating in Section 9. (If you wish your cash dividends to be forwarded to a bank for deposit to an account, refer to Section 4 of the New Account Application).

                      PILGRIM AMERICA FUNDS CLASS A AND B
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM
     (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
             TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth in the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it the Fund's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

/ / Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

/ / Redemption is made in connection with mandatory distributions (upon attainment of age 70 1/2) from and IRA or other qualified retirement plan. (Enclose a certified birth certificate. Please contact Pilgrim America for a Distribution Request Form for IRA or other qualified retirement plan accounts where IFTC acts as custodian which must accompany this Contingent Deferred Sales Charge Waiver Form).

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        Signature ______________________________________________________________
                         (Exactly as on Account Registration)
        Date ___________________________________________________________________

        Name(s) ________________________________________________________________

        ________________________________________________________________________
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
       PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MO 64141-6368
                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such peron is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.


                          CERTIFICATION OF DISABILITY

 I _____________________________________ certify that I am a licensed physician
        Licensed Physician Name
in the State of _______________________________________________________________,
License # ____________ and that _________________ is under my care and is unable to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability _______________________

Physician Signature _______________________  Date ______________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         IMPORTANT INFORMATION REGARDING COMPLETION OF THE APPLICATION

   Effective in 1989, the Fund, and other payers, must, according to IRS regulations, withhold 31% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the SIGNATURES section of the Account Application form.

   (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING
You are subject to backup withholding if:
   (1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR
   (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR
   (3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR
   (4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.
   For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS 5, application for a Social Security Number Card, or Form SS 4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write 'applied for' in the space provided for a taxpayer identification number on the application and check the 'Awaiting TIN' box in the SIGNATURES section of this application.

WHAT NUMBER TO GIVE
Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

----------------------------------  ----------------------------
GUIDELINES FOR DETERMINING          GIVE THE
PROPER NUMBER                       SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
----------------------------------  ----------------------------
 1.   An individual's account       The individual
 2.   Two or more individuals       The actual owner of the
      (joint account)               account or, if combined
                                    funds any one of the
                                    individuals
 3.   Husband and wife (joint       The actual owner of the
      account)                      account or, if joint funds,
                                    either person(1)
 4.   Custodian account to a minor  The minor
      (Uniform Gift to Minors Act)
 5.   Adult and minor               The adult or if the minor is
                                    the only contributor, the
                                    minor
 6.   Account in the name of        The ward, minor, or
      guardian or committee for a   incompetent person
      designated ward, minor or
      incompetent person
 7.   a. The usual revocable        The grantor-trustee
      savings trust account
      (grantor is also trustee)
      b. So called trust account
      that is not a legal or valid  The actual owner
      trust under state law
 8.   Sole proprietorship account   The owner

----------------------------------  ----------------------------


(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Certain payees are specifically exempted from backup withholding on ALL payments. Check the 'Exempt Payee' box in the SIGNATURES section if your account falls into one of the following categories. We will still need your taxpayer identification number.
o A corporation
o A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement plan.
o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
o A real estate investment trust.
o A common trust fund operated by a bank under section 584(a).
o An exempt charitable remainder trust, or a non exempt trust described in section 4947(a)(1).
o An entity registered at all times under the Investment Company Act of 1940. Payments of DIVIDENDS not generally subject to backup withholding include the following:
o Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.
PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

----------------------------------  ----------------------------
                                    GIVE THE EMPLOYER
                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--

----------------------------------  ----------------------------
 9.   A valid trust, estate or      Legal entity (Do not furnish
      pension trust                 the identifying number of
                                    the personal representative
                                    or trustee unless the legal
                                    entity itself is not
                                    designated in the account
                                    title.)
10.   Corporate account             The corporation
11.   Religious, charitable, or     The organization
      educational organization
      account
12.   Partnership account held in   The partnership
      the name of the business
13.   Association, club or other    The organization
      tax exempt organization
14.   A broker or registered        The broker or nominee
      nominee
15.   Account with the Department   The public entity

      of Agriculture in the name
      of a public entity (such as
      a state or local government,
      school district, or prison)
      that receives agricultural
      program payments

----------------------------------  ----------------------------

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                                       42

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         ELITE SERIES
                PILGRIM AMERICA MAGNACAP FUND
               PILGRIM AMERICA HIGH YIELD FUND
                      PILGRIM GOVERNMENT
                    SECURITIES INCOME FUND

          40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004
                                 1-800-331-1080

                               TABLE OF CONTENTS
                                                           PAGE
                                                           ----

THE FUNDS...............................................      1
THE FUNDS AT A GLANCE...................................      2
SUMMARY OF EXPENSES.....................................      3
FINANCIAL HIGHLIGHTS....................................      5
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES...........      8
INVESTMENT PRACTICES AND RISK CONSIDERATIONS............      9
  All Funds: Diversification and Changes in Policies....     13
SHAREHOLDER GUIDE.......................................     14
  Pilgrim America Purchase OptionsTM....................     14
  Purchasing Shares.....................................     20
  Exchange Privileges and Restrictions..................     21
  Systematic Exchange Privilege.........................     22
  How to Redeem Shares..................................     22
MANAGEMENT OF THE FUNDS.................................     23
DIVIDENDS, DISTRIBUTIONS AND TAXES......................     25
PERFORMANCE INFORMATION.................................     26
ADDITIONAL INFORMATION..................................     27
NEW ACCOUNT APPLICATION.................................     29

                         [PILGRIM AMERICA FUNDS LOGO]

                               INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.
                      40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004

                                  DISTRIBUTOR
                        Pilgrim America Securities, Inc.
                      40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004

                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                      40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004

                                 TRANSFER AGENT
                               DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                   PROSPECTUS
                                NOVEMBER 1, 1997

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 1997

                    PILGRIM GOVERNMENT SECURITIES INCOME FUND
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 331-1080


Pilgrim Government Securities Income Fund, the sole series of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), is a diversified, open-end management investment company seeking high current income, consistent with liquidity and preservation of capital.

This document is not the Prospectus of the Fund and should be read in conjunction with that Prospectus dated November 1, 1997, which may be obtained without charge upon written request to the address above or by calling (800) 331-1080.


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Investment Objective And Policies......................................     2
Investment Restrictions................................................     7
Directors And Officers.................................................     8
Principal Shareholders.................................................    11
Investment Management..................................................    11
Distributor............................................................    13
Pilgrim America........................................................    13
Distribution Plan......................................................    13
Execution Of Portfolio Transactions....................................    15
Additional Purchase and Redemption Information.........................    17
Determination of Share Price...........................................    20
Shareholder Services And Privileges....................................    21
Distributions..........................................................    23
Tax Considerations.....................................................    24
Performance Information................................................    26
General Information....................................................    29
Custodian..............................................................    29
Independent Auditors...................................................    29
Legal Counsel..........................................................    29
Financial Statements...................................................    29

                        INVESTMENT OBJECTIVE AND POLICIES

As described in the Fund's Prospectus, the Fund is a diversified, open-end management investment company seeking high current income consistent with liquidity and preservation of capital. There can be no assurance that the Fund's objective will be attained.

U.S. Government Securities

The Fund's investment objective and the investment policies described in the first paragraph of the description of the Fund in the prospectus under "The Funds' Investment Objectives and Policies", "Government Securities Income Fund" are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

The U.S. Government securities which may be purchased by the Fund include (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association, or (c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation.

The Fund may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the U.S. Government or by one of its agencies or instrumentalities, including but not limited to GNMA, FNMA or FHLMC. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgaged loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. GNMA, FNMA and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years. However, due to early unscheduled payments of principal on the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to move in a direction opposite to that of interest rates.


The Fund purchases primarily fixed-rate securities, including but not limited to high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of Pilgrim America Investments, Inc. (the "Investment Manager") of how best to further the Fund's investment objective. The Fund may invest in Government securities of all maturities, short-term, intermediate-term and long-term.

GNMA Certificates or "Ginnie Maes" are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

The Fund will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25-to-30 year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.


As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Mortgage Securities are pass-through mortgage-backed securities that are issued by FNMA, a U.S. Government sponsored corporation owned by private stockholders. FNMA mortgage securities are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. In addition, FNMA Mortgage Securities may include any obligations of, or instruments issued by or fully guaranteed as to principal and interest by, FNMA.

FHLMC Mortgage Securities are mortgage-backed securities representing interests in residential mortgage loans pooled by FHLMC, a U.S. Government sponsored corporation. FHLMC mortgage securities are guaranteed as to timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the U.S. Government. ln addition, FHLMC Mortgage Securities may include any obligations of, or instruments issued by or fully guaranteed as to principal and interest by, FHLMC.

Portfolio Turnover Rate

The annual rate of the Fund's portfolio turnover during the fiscal years ended June 30, 1996 and 1997 was 170% and 172% respectively. The Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. Because a high turnover rate increases transaction costs and may increase taxable gains, the Investment Manager carefully weighs the anticipated benefits of short-term investing against these consequences. An increased portfolio turnover rate is due to a greater volume of shareholder redemptions, short-term interest rate volatility and other special market conditions.

Delayed Delivery Transactions

The Fund may, from time to time, purchase securities on a "delayed delivery" or "when-issued" basis, which means that, while the Fund has ownership rights to the securities, delivery and payment for the securities normally takes place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Fund consisting of cash and/or liquid assets equal to the amount of the above commitments will be maintained at the Fund's Custodian Bank. For the purpose of determining the adequacy of the assets in the account, the deposited assets will be valued at market. If the market value of such assets declines, additional cash or assets will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

Securities purchased on a delayed delivery basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a delayed delivery basis, which it would normally expect to do, there will be greater fluctuations in the Fund's net asset value than if it solely set aside cash to pay for the securities when delivered.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases. In addition, the Fund may, at any time, sell certain of its portfolio securities on a delayed delivery or when-issued basis. In such cases the Fund will not receive payment for these securities until they are delivered to the purchaser, normally 15 to 45 days later.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Dollar Roll Transactions

In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Pairing-Off Transactions

The Fund engages in a pairing-off transaction when the Fund commits to purchase a security at a future date ("delayed delivery" or "when issued"), and then prior to the predetermined settlement date, the Fund "pairs-off" the purchase with a sale of the same security prior to, or on, the original settlement date. At all times when the Fund has an outstanding commitment to purchase securities, cash and/or liquid assets equal to the value of the outstanding purchase commitments will be segregated from general investible funds and marked to the market daily.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Whether a pairing-off transaction produces a gain for the Fund, depends upon the movement of interest rates. If interest rates decrease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a gain. However, if interest rates increase, than the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a loss.

Repurchase Agreements

The Fund may enter into repurchase agreements involving U.S. Government securities. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying U.S. Government securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. Repurchase agreements will be made only with U.S. Government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal

Reserve System. The Investment Manager will monitor the value of the collateral to ensure that it meets or exceeds the repurchase price. In all cases, the Investment Manager must find the creditworthiness of the other party to the transaction satisfactory before execution. The Fund will make payment for securities it receives as collateral only upon physical delivery or evidence of book entry transfer to the account of its Custodian Bank. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements.

Reverse Repurchase Agreements


The Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Borrowing

The Fund may borrow up to 10% of the value of its total assets for temporary or emergency purposes. No additional investment may be made while any such borrowings are in excess of 5% of total assets. For purposes of this investment restriction, the Fund's entry into reverse repurchase agreements and dollar-rolls and delayed delivery transactions, including those relating to pair-offs, shall not constitute borrowings. Such borrowings, together with reverse repurchase agreements, may constitute up to 33% of the Fund's total assets. Under the Investment Company Act of 1940, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

The Fund may not mortgage, pledge or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the Fund's purchasing of securities on a forward commitment or delayed delivery basis, entering into reverse repurchase agreements and engaging in dollar-roll transactions.

Risk Factors

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

Whether a pairing-off transaction produces a gain for the Fund depends upon the movement of interest rates. If interest rates decrease, then the money received upon the sale of the same security will be greater than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a gain. However, if interest rates increase, than the money received upon the sale of the security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered. Consequently, the Fund will experience a loss.


                             INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

          1. Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements. There is no limit on the amount of the Fund's assets that may be invested in the securities of any one issuer of such obligations.

          2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan or
     (c) by the loan of its portfolio securities in accordance with the policies described under "Investment Objective and Policies."


          3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). No additional investment may be made while any such borrowing are in excess of 5% of total assets. For purposes of this investment restriction, the entry into reverse repurchase agreements, dollar-rolls and delayed delivery transactions, including those relating to pair-offs, shall not constitute borrowing.

          (b) Mortgage, pledge or hypothecate any of its assets except to the extent necessary to secure permitted borrowing and to the extent related to the deposit of assets in escrow in connection with (i) the purchase of securities on a forward commitment or delayed delivery basis, and (ii) reverse repurchase agreements and dollar-rolls.

          (c) Borrow money, including the entry into reverse repurchase agreements and dollar roll transactions and purchasing securities on a delayed delivery basis, if, as a result of such borrowing, more than 33-1/3 of the total assets of the Fund, taken at market value at the time of such borrowing, is derived from borrowing. For purposes of this limitation, a delay between purchase and settlement of a security that occurs in the ordinary course for the market on which the security is purchased or issued is not considered a purchase of a security on a delayed delivery basis.

          4. Purchase securities on margin, sell securities short or participate on a joint or joint and several basis in any securities trading account. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

          5. Underwrite any securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          6. Buy or sell interests in oil, gas or mineral exploration or development programs, or purchase or sell commodities, commodity contracts or real estate. (Does not preclude the purchase of GNMA mortgage-backed certificates.)

          7. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Officers and Directors of the Fund or its Investment Manager own beneficially more than 1/2 of 1%, and such Officers and Directors holding more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

          8. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          9. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Directors without shareholder approval. The Fund will not invest more than 5% of the net assets of the Fund in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction. The Fund will not, so long as its shares are registered in the State of Texas, invest in oil, gas, or other mineral leases or real estate limited partnership interests. The Fund will not make loans to others, unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.


                             DIRECTORS AND OFFICERS

The Board of Directors of the Fund is elected by the shareholders. The Board has responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Directors, in turn, elect the Officers of the Fund who are responsible for administering the day-to-day operations of the Fund. Current Directors and Officers, and their affiliations and principal occupations during the past five years, are:

     Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 58.) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a director and/or trustee of each of the funds managed by the Investment Manager.

     John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age 65.) Director. Commissioner of Banking, State of Connecticut (January 1995
     - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992 - January 1995) and President of Security Savings and Loan (November 1989 - August 1992). Mr. Burke is also a director and/or trustee of each of the funds managed by the Investment Manager.

     Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 69.) Director. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994). Mr. Burton is also a director and/or trustee of each of the funds managed by the Investment Manager.

     Bruce S. Foerster, 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 56.) Director. President, South Beach Capital Markets Advisory Corporation (January 1995 - Present); Governor of the Philadelphia Stock Exchange (October 1997 - present); Director of Mako Marine International (since January 1996) and Aurora Capital, Inc. (since February 1995). Mr. Foerster was formerly Managing Director, Equity Syndicate, Lehman Brothers (June 1992 - December 1994). Mr. Foerster is also a director and/or trustee of each of the funds managed by the Investment Manager.

     Jock Patton, 40 North Central Avenue, Phoenix, Arizona 85004. (Age 51.) Director. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993 - June 1997) and a partner and director of the law firm of Streich, Lang, P.A. (1972 -
     1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

     *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 48.) Chairman, Chief Executive Officer, and President. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. (since December 1994); Chairman, Pilgrim America Investments, Inc. (since December 1994); Director, Pilgrim America Securities, Inc. (since December 1994); Chairman, Chief Executive Officer and President of Pilgrim America Bank and Thrift Fund, Inc., Pilgrim Government Securities Income Fund, Inc. and Pilgrim America Investment Funds, Inc. (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Prime Rate Trust (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim America") (since August 1990).

* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended.

The Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $100 per special telephonic meeting; and (v) out of pocket expenses. During the fiscal year ended June 30, 1997, the Fund paid an aggregate of $2,589 to the Directors. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors serve in common as directors/trustees.

Compensation of Directors


The following table sets forth information regarding compensation of Directors by the Fund and other funds managed by the Investment Manager for the fiscal year ended June 30, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund managed by the Investment Manager. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               Compensation Table
                         Fiscal Year Ended June 30, 1997

============================================================================================================================
                                                                              Pension or                        Total
                                                                              Retirement                     Compensation
                                                                               Benefits       Estimated          From
                                                              Aggregate        Accrued         Annual         Registrant
                                                            Compensation      As Part of      Benefits         and Fund
                                                                from             Fund           Upon         Complex Paid
                Name of Person, Position                     Registrant        Expenses      Retirement      to Directors
----------------------------------------------------------------------------------------------------------------------------
Mary A Baldwin, Director (1)(4)..........................       $617              N/A             N/A          $29,946
                                                                                                              (5 boards)
----------------------------------------------------------------------------------------------------------------------------
John P. Burke, Director(2)(4) ...........................       $121              N/A             N/A           $7,200
                                                                                                              (5 boards)
----------------------------------------------------------------------------------------------------------------------------
Al Burton, Director (3)(4)...............................       $617              N/A             N/A          $29,946
                                                                                                              (5 boards)
----------------------------------------------------------------------------------------------------------------------------
Bruce S. Foerster, Director (1)(4).......................       $617              N/A             N/A          $29,946
                                                                                                              (5 boards)
----------------------------------------------------------------------------------------------------------------------------
Jock Patton (4)(5).......................................       $617              N/A             N/A          $29,946
                                                                                                              (5 boards)
----------------------------------------------------------------------------------------------------------------------------
Robert W. Stallings, Director and                                 $0                                              $0
  Chairman (1)(6)........................................                         N/A             N/A         (5 boards)
============================================================================================================================

-----------------------

(1) Current Board member, term commencing April 7, 1995.

(2) Commenced service as Trustee on May 5, 1997.

(3) Board member since 1985.

(4) Member of Audit Committee.

(5) Current Board member, term commencing August 28, 1995.

(6) "Interested person", as defined in the Investment Company Act of 1940. As an interested person of the Fund, Mr. Stallings will not receive any compensation as a Director.


Officers


          James R. Reis, Executive Vice President, Treasurer, Assistant Secretary and Principal Accounting Officer
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Treasurer (since September 1996), Pilgrim America Group, Inc. and PAII; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of PASI; Executive Vice President, Treasurer, Assistant Secretary and Principal Accounting Officer of most of the other funds in the Pilgrim America Group of Funds, Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April
          1993) and former President (May 1991 - December 1993), Pilgrim America (formerly Express America Holdings Corporation), Vice Chairman (since April 1993) and former President (May 1991 - December 1993), Express America Mortgage Corporation.

          Stanley D. Vyner, Executive Vice President
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 47.) Executive Vice President (since August 1996), Pilgrim America Group, Inc.; President and Chief Executive Officer (since August 1996), PAII; Executive Vice President of (since July 1996) of most of the funds in the Pilgrim America Group of Funds. Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

          James M. Hennessy, Senior Vice President and Secretary
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 48.) Senior Vice President and Secretary (since April 1995), Pilgrim America (formerly Express America Holdings Corporation), Pilgrim America Group, Inc., PASI and PAII; Senior Vice President and Secretary of each of the funds in the Pilgrim America Group of Funds. Formerly Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

          Robert S. Naka, Vice President and Assistant Secretary
          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 34.) Vice President, PAII (since April 1997) and Pilgrim America Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim America Group of Funds. Formerly Assistant Vice President, Pilgrim America Group, Inc. (August 1995 - February 1997). Formerly, Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).



                             PRINCIPAL SHAREHOLDERS

As of September 30, 1997, the Directors and Officers of the Fund owned less than 1% of any class of the Fund's outstanding shares. As of September 30, 1997, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except with respect to the Class A shares of the Fund, Merrill Lynch, Pierce, Fenner & Smith Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484, owned 21.41% of the shares. With respect to the Class B shares of the Fund, Prudential Securities Inc., 3 Beverly Road, Commack, New York 11725-1701, owned 7.47% of the shares; Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303-2052, owned 25.81% of the shares; Merrill Lynch, Pierce, Fenner & Smith Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484, owned 36.15% of the shares and PaineWebber Incorporated, 21 Chestnut Avenue, Los Gatos, California 95030-5803, owned 5.77% of the shares. With respect to the Class M shares, Investors Fiduciary Trust Company ("IFTC") as custodian, 7734 Davis Circle, Omaha, Nebraska 68134-6620, owned 9.03% of the shares, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303-2052, owned 21.02% of the shares, Inda F. Reeves, 4811 13th, Lubbock, Texas 79416-4613 owned 8.88% of the shares, IFTC, as custodian, 3611 36th Street, Lubbock, Texas 79413-2237, owned 11.47% of the shares and IFTC, as custodian, 2704 23rd Street, Snyder, Texas 79549-2456 owned 44.63% of the shares.


                              INVESTMENT MANAGEMENT

Investment management and administrative services are provided to the Fund by the Investment Manager, pursuant to an Investment Management Agreement (the "Agreement") dated April 7, 1995. Pursuant to the Agreement, the Investment Manager furnishes the Fund with investment advice and investment management and administrative services with respect to the Fund's assets, including the making of specific recommendations as to the purchase and sale of portfolio securities, furnishes office space and most personnel needed by the Fund, and in general superintends and manages the Fund's investments subject to the ultimate supervision and direction of the Fund's Board of Directors.

As compensation for the foregoing services, the Investment Manager is paid monthly a fee equal to 0.50% per annum of the average daily net assets of the Fund on the first $500 million of net assets. The annual rate is reduced to 0.45% on net assets from $500 million to $1 billion and to 0.40% on net assets in excess of $1 billion. Pursuant to the terms of the Investment Management Agreement, the Investment Manager will reimburse the Fund to the extent that the gross operating costs and expenses of that Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution (Rule 12b-1) fees on Class B and Class M shares in excess of an annual rate of .25% of the average daily net assets of these classes, exceed 1.50% of the Fund's average daily net asset value for the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. This reimbursement policy cannot be changed unless the agreement is amended, which would require shareholder approval.

The Fund pays its own operating expenses, which are not assumed by the Investment Manager, including the fees of its custodian, transfer and shareholder servicing agent; cost of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the Fund's Directors and shareholders, except those called to accommodate the Investment Manager; fees and expenses of Directors who are not affiliated with or interested persons of the Investment Manager; salaries of personnel of the Investment Manager involved in placing orders for the execution of the Fund's portfolio transactions, shareholder servicing and in maintaining registration of Fund shares under state securities laws; insurance premiums on property or personnel of the Fund that inure to its benefit; costs of preparing and printing reports, proxy statements and prospectuses of the Fund for distribution to its shareholders; legal auditing and accounting fees; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other expenses in connection with the issuance, registration and transfer of its shares. Under the Agreement, the Fund is required to pay for the salaries of any officers employed directly by the Fund. However, no such officers have ever been employed by the Fund nor is it the current intention of the Fund to employ any such officers.

The Investment Manager will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Investment Manager to reduce its respective fees, or to reimburse the Fund, to the extent required so that the Fund's expenses, as described above, for any fiscal year do not exceed 2.50% of the first $30 million of the Fund's average daily net assets, 2.00% of the next $70 million of the Fund's average net assets and 1.50% of the Fund's remaining average net assets. Expenses for purposes of this expense limitation include the management fee, but exclude distribution expenses, brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Fund. In addition, the Fund has been granted a variance that permits it to exclude certain shareholder servicing expenses from this limitation. The Fund's expense limitation may change to reflect changes in the expense limitations of the state having the most restrictive limitation in which shares of the fund are registered for sale. For the fiscal years ended June 30, 1997 and June 30, 1996, and the fiscal period April 7, 1995 to June 30, 1995, the Fund paid management fees to the current Investment Manager of approximately $170,619, $208,689 and $50,647, respectively. For the fiscal period July 1, 1994 to April 7, 1995, the Fund paid management fees to the former manager of approximately $196,785. During the period of April 7, 1995 to June 30, 1995, the Fund made no reimbursements to the current Investment Manager for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance. During the period of July 1, 1994 to April 7, 1995, the Fund reimbursed the former manager approximately $2,195, for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities regulation and compliance.

The Agreement will continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the Directors of the Fund who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or the Investment Manager upon sixty (60) days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The use of the name "Pilgrim" in the Fund's name is pursuant to a license granted by the Investment Manager, and in the event the Agreement is terminated, the Fund has agreed to amend its corporate name to remove the reference to "Pilgrim".

                                   DISTRIBUTOR

Shares of the Fund are distributed by Pilgrim America Securities, Inc. (the "Distributor") pursuant to a Distribution Agreement between the Fund and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus of the Fund for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.

For the fiscal years ended June 30, 1995, 1996 and 1997, total commissions allowed to other dealers under the Fund's underwriting arrangements were approximately $4,010, $128,009 and $107,900, respectively. For the fiscal years ended June 30, 1997 and June 30, 1996, and the fiscal period April 7, 1995 to June 30, 1995, the current Distributor retained approximately $1,965, $56 and $324 or approximately 1.82%, 0.04% and 7.05%, respectively, of the total commissions assessed on shares of the Fund. For the period July 1, 1994 to April 7, 1995, the former distributor retained approximately $512, or approximately 11.15%, of the total commissions assessed on purchases of the Fund. The sales commissions allowed by the Distributor to selling dealers on the sale of new Fund shares are not an expense of the Fund and have no effect on the Fund's net asset value.


                                 PILGRIM AMERICA

The Investment Manager and the Distributor are wholly-owned subsidiaries of Pilgrim America Group, a Delaware corporation, which in turn is a wholly-owned subsidiary of Pilgrim America Capital Corporation ("Pilgrim America") (formerly Express America Holdings Corporation), a Delaware corporation the shares of which are traded on the NASDAQ National Market System. Express America is a holding company that through its subsidiaries engages in the financial services business, focusing primarily on the business of providing investment advisory, administrative and distribution services to mutual funds, closed-end investment companies and private accounts. The Investment Manager also acts as the investment manager to Pilgrim America Masters Series, Inc., Pilgrim America MagnaCap Fund, Pilgrim America High Yield Fund, open-end investment companies, and to Pilgrim America Bank and Thrift Fund, Inc. and Pilgrim America Prime Rate Trust, closed-end investment companies. As of September 30, 1997, the Investment Manager had assets under management of approximately $2.6 billion.


                                DISTRIBUTION PLAN

The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and the National Association of Securities Dealers, Inc. ("NASD") rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares in amounts not to exceed the following: with respect to Class A shares at an annual rate of up to 0.35% of the average daily net assets of the Class A shares of the Fund; with respect to Class B shares at an annual rate of up to 1.00% of the average daily net assets of the Class B shares of the Fund; and with respect to Class M shares at an annual rate of up to 1.00% of the average daily net assets of the Class M shares of the Fund. The Board of Directors has approved under the Rule 12b-1 Plan payments of the following amounts to the Distributor will be made each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, and Class M shares as follows: (i) with respect to Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares of the Fund; (ii) with respect to Class B shares at an annual rate equal to 1.00% of the average daily net assets of the Class B shares of the Fund; and (iii) with respect to Class M shares at an annual rate equal to 0.75% of the average daily net assets of the Class M shares of the Fund. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25%, 0.25%, and 0.40% of the Fund's average daily net assets of Class A, Class B, and Class M shares, respectively, that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and in the 1st month following a purchase of Class M shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, and Class M shares of the Fund, including payments to Authorized Dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Rule 12b-1 Plan.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor will be reimbursed for its actual expenses incurred under the Rule 12b-1 Plan with respect to the Class A shares. With respect to the Class B shares and Class M shares, the Distributor will receive payment without regard to actual distribution expenses it incurs.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Investment Manager and/or other events sponsored by dealers.

The Rule 12b-1 Plan has been approved by the Board of Directors, including all the Directors who are not interested persons of the Fund as defined in the 1940 Act, and by the Fund's shareholders. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any Authorized Dealer may also terminate its respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan, as tailored to each class of the Fund, will benefit the Fund and the shareholders.


Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement to its sharesholders shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class A shares for the fiscal year ended June 30, 1997 were $324,529, including expenses for: advertising - $6,189; salaries and commissions - $228,749; printing, postage, and handling - $16,733; brokers' servicing fees - $62,622; and miscellaneous and other promotional activities - $10,236. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class B shares for the fiscal year ended June 30, 1997 were $16,646, including expenses for: advertising -- $317; salaries and commissions -- $11,734; printing, postage, and handling -- $858; brokers' servicing fees -- $3,212; and miscellaneous and other promotional activities -- $525. Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of the Fund's Class M shares for the fiscal year ended June 30, 1997 were $648, including expenses for: advertising -- $12; salaries and commissions -- $458; printing, postage, and handling -- $33; brokers' servicing fees -- $125; and miscellaneous and other promotional activities -- $20. Of the total amount incurred by the Distributor during the last year, $163,000 was for the costs of personnel of the Distributor and its affiliates involved in the promotion and distribution of the Fund's shares.

Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. Accordingly, such banks may only provide certain agency or administrative services to their customers for which they may receive a fee from the Distributor under a Rule 12b-1 Plan. If a bank were prohibited from providing such services, shareholders would be permitted to remain as Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other service then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Investment Manager determines, subject to the instructions of and review by the Board of Directors of the Fund, which securities are to be purchased and sold by the Fund and which brokers or dealers are to be eligible to execute its portfolio transactions.

In placing portfolio transactions, the Fund will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker or dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those brokers or dealers that supply research and statistical information to the Fund and/or the Investment Manager, and provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Manager under its Agreement with the Fund, to be useful in varying degrees but of indeterminable value. In selecting a broker or dealer, the Investment Manager may also take into consideration the sale of the Fund's shares.

Purchases of portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided such research or other services as mentioned above.

The Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Manager will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

Investment decisions for the Fund are made independently from those of other Pilgrim America Funds. Nevertheless, it is possible, that at times identical securities will be acceptable for more than one of such funds. However, in such event the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seek to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, if any of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

A broker or dealer utilized by the Investment Manager may furnish statistical, research and other information or services that are deemed by the Investment Manager to be beneficial to a Fund's investment programs. Research services received from brokers supplement the Investment Manager's own research, and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Fund's Board Members with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of companies and providing access to consultants who supply research information.

The outside research assistance is useful to the Investment Manager since the brokers utilized by the Investment Manager as a group tend to follow a broader universe of securities and other matters than the Investment Manager's staff can follow. In addition, this research provides the Investment Manager with a diverse perspective on financial markets. Research services that are provided to the Investment Manager by brokers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Investment Manager is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by brokers or dealers may be useful to the Investment Manager with respect to clients other than a specific Fund. The Investment Manager is of the opinion that this material is beneficial in supplementing the Investment Manager's research and analysis; and, therefore, it may benefit a Fund by improving the quality of the investment advice. The advisory fees paid by a Fund are not reduced because the Investment Manager receives such services.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, Investors Fiduciary Trust Company ("Transfer Agent"), plus, for Class A and Class M shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds managed by the Investment Manager. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Certain investors may purchase shares of the Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by the Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Manager intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Special Purchases at Net Asset Value

Class A or Class M shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M shares of the Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A or M shares may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject, at any time, to a contingent deferred sales change.

Class A or Class M shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible authority"). If an investment by an eligible authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other Pilgrim America Funds), the Distributor may pay the selling firm 0.25% of the amount invested.

Shareholders of Pilgrim America General Money Market Shares who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of the Fund or other open-end Pilgrim America Funds may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M shares of the Fund at its current net asset value, without a sales charge.

Officers, directors and bona fide full-time employees of the Fund and officers, directors and full-time employees of the Investment Manager, the Distributor, the Fund's service providers or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager may purchase Class A or Class M shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A or M shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another Participating Fund or from Pilgrim America Prime Rate Trust.

Letters of Intent and Rights of Accumulation

An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or any open-end Pilgrim America Fund which offers Class A shares, Class M shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one Pilgrim America Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim America General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to 5.75% of the total intended purchase will be held in escrow, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow at Pilgrim America Funds will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly to the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other funds distributed by the Distributor (excluding Pilgrim America General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gifts to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end Pilgrim America Funds (excluding Pilgrim America General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

Redemptions

Payment to shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment as to the Fund during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the Commission may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Conversion of Class B Shares

A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.


                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock

Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the last reported bid price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. The mortgage securities held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Fund. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

In computing the Fund's net asset value, all liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class M shares. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.


                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment

($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance charge may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of the Fund under an Individual Retirement Account ("IRA") pursuant to Section 408(a) of the

Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an Internal Revenue Service required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.

It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

2. Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

3. Pilgrim America Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by Pilgrim America Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.

          (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

5. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim America Fund being acquired.

6. Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

7. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim America and deposited into your account before any transaction may be processed.

8. If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim America Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

9. Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

10. Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                                  DISTRIBUTIONS

The policy of the Fund is to pay monthly dividends from its net investment income. Distributions of any net realized long-term capital gains will be made annually following its fiscal year ending on June 30.

The Fund's shareholders have the privilege of reinvesting both ordinary income dividends and capital gain dividends, if any, in additional full or fractional shares of the same class at the then current net asset value without a sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.


                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loaned, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) for taxable years beginning prior to August 6, 1997, derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets in invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses;

and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices, or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes as dividends to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. The Fund expects that distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends should be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain an described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount/Market Discount

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Sale of Shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a-period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he in not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. Certain states may exempt from state tax Fund dividends attributable to interest earned on U.S. Treasury securities. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.


                             PERFORMANCE INFORMATION

The Fund may, from time to time, include "total return" or "yield" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the Commission:

                                        n
                                P(1 + T)  = ERV

where:

  P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b      6
                                   2[(----- + 1)  - 1]
                                       cd

where:

     a =  dividends and interest earned during the period,

     b =  expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d =  the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, and Class M shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value

Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

The average annual total return of the Class A shares of the Fund for the one, five, and ten year periods ended June 30, 1997 was 2.22%, 4.26%, and 6.39%, respectively. The average annual total return for the Class B shares for the one year period ended June 30, 1997 and for the period from July 17, 1995 (commencement of operations) through June 30, 1997, was 1.40% and 2.59%, respectively. The average annual total return for the Class M shares for the one year period ended June 30, 1997 and for the period from July 17, 1995 (commencement of operations) through June 30, 1997, was 3.44% and 3.01%, respectively.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which the Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of the Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Fund or other Pilgrim America Funds and the dollar amount of the assets under management;
(vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Fund and individual stocks in the Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the portfolio manager of the Fund or other industry specialists; (x) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; and (xi) NASDAQ symbols for each class of shares of the Fund.

In addition, reports and promotional literature may contain information concerning the Investment Manager, Pilgrim America, Pilgrim America Group, Inc. or affiliates of the Fund, the Investment Manager, Pilgrim America or Pilgrim America Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim America Funds by Pilgrim America, (iv) the past performance of Pilgrim America and Pilgrim America Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

                               GENERAL INFORMATION

The Fund's authorized capital stock consists of 5,000,000,000 shares. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. The Board of Directors may classify or reclassify any unissued shares by setting or changing in any one or more respects from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                                    CUSTODIAN

The cash and securities owned by the Fund are held by Investors Fiduciary Trust Company, Kansas City, Missouri, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 725 South Figueroa Street, Los Angeles, California, 90017, acts as independent auditors for the Fund.

                                  LEGAL COUNSEL

Legal matters for the Fund are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

                              FINANCIAL STATEMENTS

The Financial Statements for the year ended June 30, 1997 are incorporated herein by reference from the Fund's 1997 Annual Report to Shareholders dated June 30, 1997. Copies of the Fund's Annual Report may be obtained without charge by contacting the Fund at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, (800) 331-1080.

                                     PART C
                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

         (a)  Financial Statements

              Contained in Part A:

              Financial Highlights

              Contained in Part B:

              Financial Statements are incorporated by reference from the Registrant's Annual Report to Shareholders for the fiscal year ended June 30, 1997 (audited).

         (b)  Exhibits

              (1)(A)   Articles of Incorporation

              (1)(B)   Certificate of Amendment to Articles of Incorporation

              (1)(C)   Certificate of Determination

              (2)      Bylaws

              (3)      Not Applicable

              (4)      Not Applicable

              (5)      Form of Investment Management Agreement

              (6)(A)   Form of Underwriting Agreement

              (6)(B)   Form of Selling Group Agreement

              (7)      Not Applicable

              (8)(A)   Form of Custody Agreement

              (8)(B)   Form of Recordkeeping Agreement

              (9)      Form of Shareholder Servicing Agreement

              (10)     Opinion and Consent of Counsel (filed with 24f-2 notice)

              (11)     Consent of Independent Auditors

              (12)     Not Applicable

              (13)     Form of Investment Letter*

              (14)     Not Applicable

              (15)(A)  Form of Service and Distribution Plan for Class A Shares

              (15)(B)  Form of Service and Distribution Plan for Class B Shares

              (15)(C)  Form of Service and Distribution Plan for Class M Shares

              (16)     Not Applicable

              (17)     Not Applicable

              (18)     Form of Multiple Class Plan Adopted Pursuant to
                       Rule 18f-3

              (27)     Financial Data Schedules

              ------------
              * Previously filed as an exhibit on Registrant's Registration
                Statement on Form N-1A

ITEM 25. Persons Controlled by or under Common Control with Registrant

     None.

ITEM 26. Number of Holders of Securities

                                                 Number of Record Holders
       Title of Class                            as of September 30, 1997
       --------------                            ------------------------

Common Stock (No Par Value)
         Class A                                          1,820
         Class B                                            100
         Class M                                             17

ITEM 27. Indemnification

     Reference is made to Article VI of the Registrant's By-Laws filed as
Exhibit 2.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of the Investment Advisers

     Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 29. Principal Underwriters

     (a) Pilgrim America Securities, Inc. is the principal underwriter for the Registrant.

     (b) Information as to the directors and officers of Pilgrim America Securities, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 30. Location of Accounts and Records

     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant or its Shareholder Servicing Agent. (See Parts A and B).

ITEM 31. Management Services

     None.


ITEM 32. Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 24th day of October, 1997.

                                           PILGRIM GOVERNMENT SECURITIES
                                           INCOME FUND, INC.


                                           By:   /s/ Robert W. Stallings
                                                 -------------------------------
                                                 Robert W. Stallings
                                                 Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                                   Title                                    Date
         ---------                                   -----                                    ----
/s/ Robert W. Stallings                     Director and President                      October 24, 1997
---------------------------------           (Principal Executive Officer)
Robert W. Stallings


---------------------------------           Director                                    October 24, 1997
Mary A. Baldwin *


---------------------------------           Director                                    October 24, 1997
John P. Burke *


---------------------------------           Director                                    October 24, 1997
Al Burton *


---------------------------------           Director                                    October 24, 1997
Bruce S. Foerster *


---------------------------------           Director                                    October 24, 1997
Jock Patton *


---------------------------------           Treasurer and                               October 24, 1997
James R. Reis *                             Principal Accounting Officer

*   By:  /s/ Robert W. Stallings
         -------------------------------
         Robert W. Stallings
         Attorney-in-Fact**

**  Powers of Attorney are contained herein.

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 4, 1997
                                              /s/ Al Burton
                                              ----------------------------------
                                              Al Burton

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 4, 1997
                                              /s/ Bruce S. Foerster
                                              ----------------------------------
                                              Bruce S. Foerster

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 4, 1997
                                              /s/ Mary A. Baldwin
                                              ----------------------------------
                                              Mary A. Baldwin

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints James R. Reis, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 4, 1997
                                              /s/ Robert W. Stallings
                                              ----------------------------------
                                              Robert W. Stallings

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 4, 1997
                                              /s/ John P. Burke
                                              ----------------------------------
                                              John P. Burke

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 4, 1997
                                              /s/ Jock Patton
                                              ----------------------------------
                                              Jock Patton

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the duly elected Treasurer and Principal Accounting Officer of Pilgrim Government Securities Income Fund, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz, Jeffrey L. Steele, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 4, 1997
                                              /s/ James R. Reis
                                              ----------------------------------
                                              James R. Reis

                                  EXHIBIT LIST

Exhibit Number       Name of Exhibit
--------------       ---------------

(1)(A)               Articles of Incorporation

(1)(B)               Certificate of Amendment to Articles of Incorporation

(1)(C)               Certificate of Determination

(2)                  Bylaws

(5)                  Form of Investment Management Agreement

(6)(A)               Form of Underwriting Agreement

(6)(B)               Form of Selling Group Agreement

(8)(A)               Form of Custody Agreement

(8)(B)               Form of Recordkeeping Agreement

(9)                  Form of Shareholder Servicing Agreement

(11)                 Consent of Independent Auditors

(15)(A)              Form of Service and Distribution Plan for Class A Shares

(15)(B)              Form of Service and Distribution Plan for Class B Shares

(15)(C)              Form of Service and Distribution Plan for Class M Shares

(18)                 Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3

(27)                 Financial Data Schedules